UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04700

The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report — December 31, 2023

To Our Stockholders,

For the year ended December 31, 2023, the net asset value (NAV) total return of The Gabelli Equity Trust Inc. (the Fund) was 14.8%, compared with total returns of 26.3% and 16.2% for the Standard & Poor’s (S&P) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 3.8%. The Fund’s NAV per share was $5.19, while the price of the publicly traded shares closed at $5.08 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2023.

Investment Objective and Strategy (Unaudited)

The Fund’s primary investment objective is to achieve long term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities selected by the Investment Adviser. Income is a secondary investment objective. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities.

Performance Discussion (Unaudited)

Top contributors during the first quarter 2023 included American Express (+12%), which gave an encouraging revenue outlook for 2023 due to several factors, including solid share gains in the millennial card cohort, small business relationships, and further re-opening of travel in Europe and Asia. Shares of Texas Instruments (+13%) were higher due to strong automobile semiconductor sales in the quarter, as well as anticipation that it will be a beneficiary of the CHIPS and Science Act, which will provide funding for the company’s new Sherman, Texas fabrication plant and also give a 25% investment tax credit. Detractors included Honeywell (-10%) shares declined during the quarter as the company’s Building Technology segment was expected to be impacted by nonresidential construction weakness and higher financing costs, though it should continue to benefit from increased commercial OEM build rates as well as growth in bookings for defense and space. Shares of ConocoPhillips (-15%) fell as the company was negatively impacted by higher capital expenditures for new projects, which will result in lower free cash flow yields and less capital return to shareholders, and lower oil prices during the quarter, though WTI crude prices have since recovered following Saudi Arabia’s announced production cut on April 2.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

During the second quarter 2023 cash generative firms with pricing power, such as pest control leader Rollins (+14%), niche manufacturer AMETEK (+12%), auto parts distributor O’Reilly Automotive (+13%), and waste services provider Republic Services (+14%) were the top contributors to quarterly returns. Second quarter laggards included media firms Paramount Global (-28%) and Walt Disney (-11%), as signs pointed to a weak advertising market. Following two years of exceptional growth, concerns about normalization for the U.S. distilled spirits market led to declines in shares of Diageo (-4%) and Remy Cointreau (-12%).

While the third quarter was challenging for equities, there were some bright spots for the Fund’s holdings. Contributors to performance included Telephone & Data Systems (+131%) and UScellular (+142%), whose shares rose sharply following the TDS’s announcement that it would explore strategic alternatives for UScellular, a regional wireless provider owned 83% by TDS. Modine (+39%) shares rose as the company continues to make progress towards its financial targets for Climate Solutions and Performance Technologies, with revenues up over 15% in both segments and profit margins expanding considerably. Investors are gaining confidence in Modine’s pivot to profitable, higher growth end markets such as Data Center cooling and Electric Bus battery cooling technologies. Detractors included American Express (-14%), whose shares fell amid fears about a recession and slowdown in consumer spending, as well as concerns that travel demand post COVID has peaked. Shares of Rollins (-13%) declined despite reporting strong financial results due to multiple contraction from higher interest rates and a secondary stock offering in September by LOR Inc., the holding company of the Rollins family.

While cyclically exposed names were generally among the best performers in the fourth quarter, those with exposure to a reacceleration in aircraft deliveries were particularly strong. These included Crane Co. (+33%), Rolls-Royce (+42%), Boeing (+36%), and Honeywell (+14%). American Express (+26%) was the single largest contributor to returns as a resilient consumer supported strong spending growth and limited credit losses. S&P Global (+21%) benefited from the prospect of a revived debt issuance market. Charter Communications (-12%) and its 26% owner Liberty Broadband (-12%) gave back much of its gains for the year as fears of incremental wireless broadband competition returned. Energy names Halliburton (-10%), Exxon Mobil (-14%), and ConocoPhillips (-2.6%) suffered along with oil prices in the fourth quarter.

Top contributors to the Fund’s performance in 2023 included: Mastercard Inc. (2.7% of Total Investments as of December 31, 2023) is a technology company which provides transaction processing and other payment-related products and services in the United States and internationally; American Express Co. (2.4% of Total Investments), together with its subsidiaries, provides charge and credit payment card products, and travel related services worldwide; and Rollins Inc.(2.2% of Total Investments), through its subsidiaries, provides pest and wildlife control services to residential and commercial customers in the United States and internationally.

Some of the weaker performing stocks during the year were: Genuine Parts Co. (1.4% of Total Investments), which distributes automotive replacement parts, and industrial parts and materials. It operates through Automotive Parts Group and Industrial Parts Group segments; Diageo plc (1.1% of Total Investments), together with its subsidiaries, engages in the production, marketing, and sale of alcoholic beverages; and Yakult Honsha Co., Ltd (0.7% of Total Investments), which manufactures and sells food and beverage products in Japan, the Americas, Asia, Oceania, and Europe.

Thank you for your investment in The Gabelli Equity Trust.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2023 (a) (Unaudited)

	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (8/21/86)
The Gabelli Equity Trust Inc. (GAB)
NAV Total Return (b)	14.83%	11.87%	8.08%	13.55%	9.59%	8.94%	10.53%
Investment Total Return (c)	3.78	11.71	7.03	14.16	9.38	8.61	10.20
S&P 500 Index	26.29	15.69	12.03	13.97	9.69	7.56	10.57	(d)
Dow Jones Industrial Average	16.23	12.48	11.07	12.93	9.23	8.28	10.23	(d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Index is an unmanaged indicator of stock market performance. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.
(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY TRUST (INVESTMENT TOTAL RETURN), S&P 500 INDEX & DOW JONES

INDUSTRIAL AVERAGE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Investment	3.78%	11.71%	7.03%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2023:

The Gabelli Equity Trust Inc.

Financial Services	11.6%
Food and Beverage	10.6%
Equipment and Supplies	7.9%
Diversified Industrial	6.1%
Health Care	4.6%
Automotive: Parts and Accessories	4.6%
Energy and Utilities	4.4%
Entertainment	4.3%
Machinery	3.8%
Business Services	3.8%
U.S. Government Obligations	3.4%
Retail	3.0%
Environmental Services	2.7%
Electronics	2.7%
Consumer Services	2.6%
Consumer Products	2.4%
Aerospace and Defense	2.3%
Computer Software and Services	2.0%
Building and Construction	1.8%
Telecommunications	1.8%
Hotels and Gaming	1.7%
Cable and Satellite	1.6%
Broadcasting	1.4%
Aviation: Parts and Services	1.3%
Real Estate	1.2%
Specialty Chemicals	1.0%
Automotive	0.8%
Metals and Mining	0.8%
Transportation	0.8%
Wireless Communications	0.7%
Communications Equipment	0.6%
Agriculture	0.5%
Manufactured Housing and Recreational Vehicles	0.4%
Publishing	0.3%
Closed-End Funds	0.2%
Semiconductors	0.2%
Computer Hardware	0.1%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 96.2%
	Financial Services — 11.6%
19,500	Aegon Ltd.	$94,669	$112,974
250	Affiliated Managers Group Inc.	38,704	37,855
12,100	Ally Financial Inc.	346,200	422,532
257,500	American Express Co.	28,814,314	48,240,050
8,500	Apollo Global Management Inc.	225,205	792,115
60,000	Avation plc†	89,538	97,128
4,950	Axis Capital Holdings Ltd.	256,948	274,082
7,000	Banco Bilbao Vizcaya Argentaria SA	56,032	63,568
75,000	Banco Santander SA, ADR	545,875	310,500
60,000	Bank of America Corp.	2,079,979	2,020,200
80,500	Barclays plc	149,244	157,793
96	Berkshire Hathaway Inc., Cl. A†	283,869	52,092,003
3,250	Berkshire Hathaway Inc., Cl. B†	983,429	1,159,145
43,500	Blackstone Inc.	3,706,764	5,695,020
125,000	Blue Owl Capital Inc.	1,306,734	1,862,500
2,270	Capital One Financial Corp.	220,749	297,642
40,000	Cipher Mining Inc.†	21,280	165,200
122,370	Citigroup Inc.	7,124,119	6,294,713
27,500	Commerzbank AG	300,658	326,659
6,000	Compass Diversified Holdings	108,653	134,700
23,745	Credit Agricole SA	277,022	336,893
5,000	Cullen/Frost Bankers Inc.	361,440	542,450
192,400	Dah Sing Banking Group Ltd.	174,870	124,185
128,800	Dah Sing Financial Holdings Ltd.	349,731	263,918
35,200	Daiwa Securities Group Inc.	158,929	236,938
30,000	Deutsche Bank AG	221,322	406,500
1,296	Diamond Hill Investment Group Inc.	229,495	214,605
67,560	DigitalBridge Group Inc.	760,232	1,185,002
518	E-L Financial Corp. Ltd.	389,722	409,779
3,000	EXOR NV	232,498	299,722
5,000	Federated Hermes Inc.	164,350	169,300
5,601	First American Financial Corp.	315,721	360,928
197	First Citizens BancShares Inc., Cl. A	271,404	279,537
27,526	Flushing Financial Corp.	464,386	453,628
8,000	Franklin Resources Inc.	263,734	238,320
500,000	GAM Holding AG†	345,979	232,745
41,200	Interactive Brokers Group Inc., Cl. A	2,265,167	3,415,480
Shares		Cost	Market Value
7,000	Intercontinental Exchange Inc.	$799,712	$899,010
77,150	Janus Henderson Group plc	2,307,418	2,326,073
12,800	Japan Post Bank Co. Ltd.	102,308	130,360
87,300	Jefferies Financial Group Inc.	1,388,646	3,527,793
35,150	JPMorgan Chase & Co.	4,097,735	5,979,015
6,000	Julius Baer Group Ltd.	287,372	336,365
10,000	Just Group plc	10,731	10,949
29,800	Kinnevik AB, Cl. A†	494,015	315,549
14,000	Loews Corp.	558,454	974,260
55,000	Marsh & McLennan Companies Inc.	4,009,637	10,420,850
3,950	Moelis & Co., Cl. A	160,285	221,714
9,250	Moody’s Corp.	465,741	3,612,680
31,500	Morgan Stanley	1,594,002	2,937,375
240	MSCI Inc.	99,453	135,756
45,535	NatWest Group plc	108,902	127,342
109,429	New York Community Bancorp Inc.	896,647	1,119,459
9,096	NN Group NV	382,907	358,985
32,000	Polar Capital Holdings plc	252,896	190,076
13,077	Prosus NV	487,240	389,565
52,000	S&P Global Inc.	13,085,424	22,907,040
12,400	Shinhan Financial Group Co. Ltd., ADR	366,395	381,672
1,100	Silvercrest Asset Management Group Inc., Cl. A	21,087	18,700
3,800	Societe Generale SA	93,514	100,785
9,987	Standard Chartered plc	64,712	84,858
102,400	State Street Corp.	5,721,486	7,931,904
30,000	StoneCo Ltd., Cl. A†	349,175	540,900
72,700	T. Rowe Price Group Inc.	6,262,034	7,829,063
141,300	The Bank of New York Mellon Corp.	5,035,036	7,354,665
10,000	The Charles Schwab Corp.	795,619	688,000
8,300	The Goldman Sachs Group Inc.	2,041,909	3,201,891
32,500	The Westaim Corp.†	61,651	92,100
17,000	Truist Financial Corp.	280,578	627,640
12,400	TrustCo Bank Corp. NY	403,764	385,020
3,100	UniCredit SpA	83,782	84,067
20,000	W. R. Berkley Corp.	1,110,884	1,414,400
1,900	Webster Financial Corp.	90,377	96,444
207,000	Wells Fargo & Co.	7,814,203	10,188,540
25,281	Westwood Holdings Group Inc.	319,736	317,782
		116,504,432	227,984,956
	Food and Beverage — 10.6%
3,000	Ajinomoto Co. Inc.	52,866	115,745

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
2,100	Anheuser-Busch InBev SA/NV	$148,084	$135,435
84,000	BellRing Brands Inc.†	3,117,709	4,656,120
92,800	Brown-Forman Corp., Cl. A	1,295,878	5,529,952
49,300	Brown-Forman Corp., Cl. B	1,130,138	2,815,030
132,500	Campbell Soup Co.	5,406,114	5,727,975
130,000	ChromaDex Corp.†	226,668	185,900
15,000	Coca-Cola Europacific Partners plc	275,289	1,001,100
40,000	Conagra Brands Inc.	1,080,789	1,146,400
23,500	Constellation Brands Inc., Cl. A	638,759	5,681,125
25,000	Crimson Wine Group Ltd.†	128,738	147,400
178,000	Danone SA	8,587,619	11,530,802
815,000	Davide Campari-Milano NV	2,910,959	9,190,632
4,250	Diageo plc	191,897	154,717
154,000	Diageo plc, ADR	20,933,734	22,431,640
96,583	Farmer Brothers Co.†	509,697	295,544
90,000	Flowers Foods Inc.	490,088	2,025,900
85,500	Fomento Economico Mexicano SAB de CV, ADR	3,916,423	11,144,925
15,000	General Mills Inc.	923,210	977,100
1,828,400	Grupo Bimbo SAB de CV, Cl. A	2,607,720	9,244,828
42,550	Heineken NV	2,112,473	4,318,704
9,000	Ingredion Inc.	473,076	976,770
105,000	ITO EN Ltd.	2,422,898	3,188,723
55,700	Kerry Group plc, Cl. A	641,296	4,863,860
2,000	Kerry Group plc, Cl. A	194,664	173,674
8,000	Keurig Dr Pepper Inc.	265,812	266,560
1,100	Laurent-Perrier	107,895	146,936
9,450	LVMH Moet Hennessy Louis Vuitton SE	668,999	7,653,155
45,000	Maple Leaf Foods Inc.	858,016	857,175
35,000	Molson Coors Beverage Co., Cl. B	2,097,693	2,142,350
218,500	Mondelēz International Inc., Cl. A	10,022,448	15,825,955
28,000	Morinaga Milk Industry Co. Ltd.	299,202	541,731
41,000	Nestlé SA	1,791,828	4,753,475
13,000	Nomad Foods Ltd.†	302,793	220,350
116,000	PepsiCo Inc.	11,583,054	19,701,440
38,000	Pernod Ricard SA	3,097,275	6,701,528
39,000	Post Holdings Inc.†	2,613,370	3,434,340
40,000	Remy Cointreau SA	2,538,713	5,078,170
3,400	The Boston Beer Co. Inc., Cl. A†	1,114,736	1,175,006
70,000	The Coca-Cola Co.	2,582,913	4,125,100
Shares		Cost	Market Value
24,000	The J.M. Smucker Co.	$2,676,564	$3,033,120
154,000	The Kraft Heinz Co.	5,732,577	5,694,920
10,000	The Simply Good Foods Co.†	366,366	396,000
42,000	Tootsie Roll Industries Inc.	836,098	1,396,080
29,500	TreeHouse Foods Inc.†	1,220,404	1,222,775
40,000	Tyson Foods Inc., Cl. A	709,960	2,150,000
644,000	Yakult Honsha Co. Ltd.	9,216,760	14,464,879
		121,120,262	208,641,046
	Equipment and Supplies — 7.9%
322,500	AMETEK Inc.	19,174,790	53,177,025
14,000	Amphenol Corp., Cl. A	12,928	1,387,820
25,000	Ardagh Group SA†	445,738	137,000
38,000	Ardagh Metal Packaging SA	159,911	145,920
2,000	Crown Holdings Inc.	181,874	184,180
500	Danaher Corp.	99,728	115,670
287,000	Donaldson Co. Inc.	8,939,880	18,755,450
22,000	DS Smith plc	120,583	86,174
160,800	Flowserve Corp.	6,876,745	6,628,176
36,400	Franklin Electric Co. Inc.	206,446	3,518,060
13,000	Hubbell Inc.	1,756,252	4,276,090
121,000	IDEX Corp.	16,235,347	26,270,310
30,000	Ilika plc†	54,736	13,766
15,525	Kimball Electronics Inc.†	300,998	418,399
182,000	Mueller Industries Inc.	2,430,329	8,581,300
41,000	Mueller Water Products Inc., Cl. A	365,026	590,400
8,000	Sealed Air Corp.	128,172	292,160
20,000	Tenaris SA, ADR	781,922	695,200
270,000	The L.S. Starrett Co., Cl. A†	864,760	3,267,000
80,000	The Timken Co.	3,018,718	6,412,000
59,000	The Weir Group plc	248,266	1,418,730
94,500	Watts Water Technologies Inc., Cl. A	4,874,456	19,688,130
		67,277,605	156,058,960
	Diversified Industrial — 6.0%
1,000	Agilent Technologies Inc.	115,267	139,030
418,844	Ampco-Pittsburgh Corp.†	1,032,959	1,143,444
42,006	AZZ Inc.	1,539,055	2,440,128
157,600	Crane Co.	5,782,587	18,618,864
38,000	Crane NXT Co.	1,541,462	2,161,060
1,180	Eaton Corp. plc	253,529	284,168
4,999	Esab Corp.	181,779	433,013
26,500	General Electric Co.	1,197,944	3,382,195
120,700	Greif Inc., Cl. A	2,633,247	7,916,713
12,000	Greif Inc., Cl. B	731,088	792,120
31,000	Griffon Corp.	716,830	1,889,450
125,500	Honeywell International Inc.	17,316,174	26,318,605
29,000	Ingersoll Rand Inc.	255,651	2,242,860
86,000	ITT Inc.	2,371,730	10,261,520
35,000	Kennametal Inc.	891,874	902,650

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
50,000	Myers Industries Inc.	$818,951	$977,500
23,500	nVent Electric plc	268,432	1,388,615
100,000	Park-Ohio Holdings Corp.	1,371,930	2,696,000
9,454	Proto Labs Inc.†	403,600	368,328
1,400	Rheinmetall AG	129,421	443,567
500	Roper Technologies Inc.	137,938	272,585
398,000	Steel Partners Holdings LP†	2,653,813	15,920,000
5,307	Stratasys Ltd.†	76,539	75,784
11,000	Sulzer AG	628,325	1,123,477
73,000	Textron Inc.	3,701,437	5,870,660
2,500	The Eastern Co.	57,839	55,000
100,000	Toray Industries Inc.	771,663	519,929
26,000	Trane Technologies plc	804,727	6,341,400
45,000	Tredegar Corp.	419,985	243,450
90,000	Trinity Industries Inc.	1,492,760	2,393,100
4,400	Valmont Industries Inc.	1,013,980	1,027,444
		51,312,516	118,642,659
	Health Care — 4.6%
3,000	Abbott Laboratories	315,447	330,210
2,750	AbbVie Inc.	377,411	426,168
14,000	Alcon Inc.	511,183	1,093,680
24,500	Amgen Inc.	2,423,576	7,056,490
1,000	Avantor Inc.†	38,935	22,830
3,000	Axogen Inc.†	24,030	20,490
12,000	Bausch + Lomb Corp.†	201,680	204,720
15,000	Baxter International Inc.	530,908	579,900
1,000	Becton Dickinson & Co.	249,811	243,830
6,800	Biogen Inc.†	1,919,733	1,759,636
3,000	BioMarin Pharmaceutical Inc.†	230,053	289,260
10,000	Bluebird Bio Inc.†	102,727	13,800
100,000	Boston Scientific Corp.†	3,895,685	5,781,000
88,700	Bristol-Myers Squibb Co.	5,005,460	4,551,197
6,200	Cencora Inc.	476,447	1,273,356
400	Charles River Laboratories International Inc.†	90,346	94,560
1,300	Chemed Corp.	676,961	760,175
11,500	Cutera Inc.†	350,153	40,538
6,000	CVS Group plc	176,433	128,714
240,500	Demant A/S†	2,194,586	10,542,154
100	Elevance Health Inc.	44,261	47,156
820	Eli Lilly & Co.	293,550	477,994
80	Embecta Corp.	2,523	1,514
2,300	Enovis Corp.†	98,940	128,846
11,990	Exact Sciences Corp.†	585,225	887,020
400	Fortrea Holdings Inc.†	13,929	13,960
3,100	Fresenius SE & Co. KGaA	148,756	96,062
1,390	Gerresheimer AG	150,196	144,779
2,000	Gilead Sciences Inc.	117,968	162,020
Shares		Cost	Market Value
3,000	Glaukos Corp.†	$142,524	$238,470
2,200	HCA Healthcare Inc.	406,953	595,496
67,000	Henry Schein Inc.†	2,572,157	5,072,570
1,400	Hologic Inc.†	96,586	100,030
200	Illumina Inc.†	97,768	27,848
6,900	Incyte Corp.†	515,570	433,251
9,360	Indivior plc†	28,408	141,379
555	Intuitive Surgical Inc.†	141,888	187,235
200	iRhythm Technologies Inc.†	19,520	21,408
24,100	Johnson & Johnson	2,602,908	3,777,434
400	Laboratory Corp. of America Holdings	84,955	90,916
76,500	Merck & Co. Inc.	5,174,798	8,340,030
200	Moderna Inc.†	32,559	19,890
1,000	Neogen Corp.†	25,775	20,110
4,000	NeoGenomics Inc.†	76,275	64,720
75,000	Novartis AG, ADR	3,827,910	7,572,750
62,500	Option Care Health Inc.†	627,076	2,105,625
5,000	OraSure Technologies Inc.†	45,095	41,000
130	Organon & Co.	3,913	1,875
35,000	Perrigo Co. plc	1,293,026	1,126,300
1,500	Pfizer Inc.	66,364	43,185
1,500	QIAGEN NV†	74,706	65,145
500	Quest Diagnostics Inc.	62,573	68,940
5,500	QuidelOrtho Corp.†	490,159	405,350
300	Repligen Corp.†	63,897	53,940
1,200	Roche Holding AG, Genusschein	404,375	348,850
15,500	Sandoz Group AG, ADR†	218,317	496,155
2,100	Sanofi SA	205,102	208,090
1,000	Siemens Healthineers AG	70,181	58,068
3,000	Teva Pharmaceutical Industries Ltd., ADR†	32,895	31,320
2,700	The Cigna Group	528,668	808,515
15,700	Tristel plc	120,482	92,055
26,960	UnitedHealth Group Inc.	7,514,171	14,193,631
11,996	Valeritas Holdings Inc.†(a)	56,778	0
300	Vertex Pharmaceuticals Inc.†	106,906	122,067
4,000	Waters Corp.†	495,911	1,316,920
16,600	Zimmer Biomet Holdings Inc.	1,945,889	2,020,220
20,060	Zimvie Inc.†	178,532	356,065
11,420	Zoetis Inc.	534,730	2,253,965
608	Zosano Pharma Corp.†(a)	87,212	0
		52,320,425	90,092,877
	Automotive: Parts and Accessories — 4.6%
4,500	Aptiv plc†	240,960	403,740
2,500	Atmus Filtration Technologies Inc.†	48,750	58,725
88,600	BorgWarner Inc.	3,417,129	3,176,310

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Automotive: Parts and Accessories (Continued)
328,400	Dana Inc.	$4,531,081	$4,797,924
300,000	Dowlais Group plc	400,129	408,589
217,604	Garrett Motion Inc.†	1,666,854	2,104,231
198,500	Genuine Parts Co.	15,652,131	27,492,250
213,000	Modine Manufacturing Co.†	2,123,787	12,716,100
34,900	O’Reilly Automotive Inc.†	18,939,575	33,157,792
12,920	Phinia Inc.	397,416	391,347
105,000	Standard Motor Products Inc.	1,181,521	4,180,050
26,500	Strattec Security Corp.†	1,074,934	665,415
100,000	Superior Industries International Inc.†	220,338	320,000
		49,894,605	89,872,473
	Energy and Utilities — 4.4%
46,500	APA Corp.	1,683,999	1,668,420
19,800	Avangrid Inc.	846,260	641,718
51,000	Baker Hughes Co.	1,450,259	1,743,180
21,000	BP plc, ADR	836,584	743,400
16,000	CMS Energy Corp.	82,230	929,120
172,100	ConocoPhillips	8,630,029	19,975,647
16,000	Dril-Quip Inc.†	430,075	372,320
98,400	Enbridge Inc.	2,488,608	3,544,368
81,000	Energy Transfer LP	901,967	1,117,800
70,000	Enterprise Products Partners LP	1,035,397	1,844,500
1,500	Eos Energy Enterprises Inc.†	36,629	1,635
45,000	Evergy Inc.	2,586,323	2,349,000
31,500	Eversource Energy	2,033,747	1,944,180
42,600	Exxon Mobil Corp.	1,968,500	4,259,148
237,000	Halliburton Co.	6,698,762	8,567,550
35,000	Kinder Morgan Inc.	331,359	617,400
4,000	Marathon Oil Corp.	111,366	96,640
7,500	Marathon Petroleum Corp.	377,829	1,112,700
64,877	National Fuel Gas Co.	3,512,040	3,254,879
17,500	New Fortress Energy Inc.	496,539	660,275
96,000	NextEra Energy Inc.	5,163,367	5,831,040
123,128	NextEra Energy Partners LP	4,202,004	3,744,322
4,000	Niko Resources Ltd.†	55,327	0
10,000	NOV Inc.	202,965	202,800
40,000	Occidental Petroleum Corp.	2,449,767	2,388,400
90,000	Oceaneering International Inc.†	1,226,194	1,915,200
80,000	PG&E Corp.	746,671	1,442,400
17,000	Phillips 66	1,460,452	2,263,380
27,000	Portland General Electric Co.	1,316,257	1,170,180
10,000	Primo Water Corp.	141,272	150,500
70,000	RPC Inc.	491,876	509,600
Shares		Cost	Market Value
97,500	Schlumberger NV	$4,351,338	$5,073,900
34,000	Southwest Gas Holdings Inc.	1,560,540	2,153,900
106,000	The AES Corp.	1,303,577	2,040,500
34,000	UGI Corp.	1,299,381	836,400
23,550	Vitesse Energy Inc.	267,064	515,510
3,300	Weatherford International plc†	179,287	322,839
		62,955,841	86,004,751
	Entertainment — 4.3%
115,000	Atlanta Braves Holdings Inc., Cl. A†	3,255,637	4,919,700
191,418	Atlanta Braves Holdings Inc., Cl. C†	4,714,282	7,576,324
18,858	Charter Communications Inc., Cl. A†	6,396,097	7,329,727
90,000	Genting Singapore Ltd.	74,910	68,195
1,492,000	Grupo Televisa SAB, ADR	10,168,795	4,983,280
61,000	International Game Technology plc	1,597,073	1,672,010
14,573	Liberty Media Corp.-Liberty Live, Cl. A†	371,134	532,643
30,927	Liberty Media Corp.-Liberty Live, Cl. C†	748,874	1,156,361
10,000	Lions Gate Entertainment Corp., Cl. B†	124,601	101,900
146,974	Madison Square Garden Entertainment Corp.†	3,665,164	4,672,304
97,817	Madison Square Garden Sports Corp.†	8,718,818	17,786,065
2,170	Netflix Inc.†	1,044,579	1,056,530
361,000	Paramount Global, Cl. A	11,072,870	7,097,260
16,000	Paramount Global, Cl. B	358,707	236,640
170,974	Sphere Entertainment Co.†	3,920,281	5,806,277
11,000	Take-Two Interactive Software Inc.†	1,371,970	1,770,450
40,000	TBS Holdings Inc.	796,181	850,780
82,500	The Walt Disney Co.	9,340,184	7,448,925
60,000	Universal Entertainment Corp.	763,928	978,723
5,000	Universal Music Group NV	102,512	142,465
577,000	Vivendi SE	6,594,441	6,163,410
275,000	Warner Bros Discovery Inc.†	6,169,769	3,129,500
1,700	Xilam Animation SA†	98,540	7,432
		81,469,347	85,486,901
	Machinery — 3.8%
25,000	Astec Industries Inc.	856,158	930,000
12,800	Caterpillar Inc.	86,323	3,784,576
398,510	CNH Industrial NV	4,445,214	4,853,852
122,000	Deere & Co.	11,032,571	48,784,140

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Machinery (Continued)
24,942	Intevac Inc.†	$147,518	$107,749
6,688	Regal Rexnord Corp.	315,782	989,958
140,000	Xylem Inc.	10,806,764	16,010,400
		27,690,330	75,460,675
	Business Services — 3.8%
9,800	Allegion plc	288,141	1,241,562
425,000	Clear Channel Outdoor Holdings Inc.†	946,148	773,500
2,500	Edenred SE	32,846	149,420
16,000	Jardine Matheson Holdings Ltd.	534,478	659,360
11,000	Lamar Advertising Co., Cl. A, REIT	871,529	1,169,080
125,530	Mastercard Inc., Cl. A	33,715,664	53,539,800
90,000	Paysafe Ltd.†	1,962,431	1,151,100
10,000	Pitney Bowes Inc.	35,949	44,000
130,000	Resideo Technologies Inc.†	1,682,030	2,446,600
130,000	Steel Connect Inc.†	760,971	1,237,600
20,000	The Brink’s Co.	1,244,647	1,759,000
165,000	The Interpublic Group of Companies Inc.	3,805,830	5,385,600
88,000	Vestis Corp.	1,439,682	1,860,320
13,500	Visa Inc., Cl. A	324,203	3,514,725
24,000	Willdan Group Inc.†	635,198	516,000
		48,279,747	75,447,667
	Retail — 2.9%
80,000	Arko Corp.	611,954	660,000
52,200	AutoNation Inc.†	2,727,788	7,839,396
2,500	Beacon Roofing Supply Inc.†	148,153	217,550
7,500	Casey’s General Stores Inc.	1,099,546	2,060,550
70	Chipotle Mexican Grill Inc.†	106,108	160,087
20,000	Copart Inc.†	583,799	980,000
31,390	Costco Wholesale Corp.	5,941,082	20,719,911
91,900	CVS Health Corp.	7,345,825	7,256,424
16,000	Lowe’s Companies Inc.	2,182,914	3,560,800
110,000	Macy’s Inc.	1,993,193	2,213,200
97,720	PetIQ Inc.†	1,129,686	1,929,970
10,000	Pets at Home Group plc	53,158	40,559
97,000	Qurate Retail Inc., Cl. A†	1,056,018	84,924
35,000	Sally Beauty Holdings Inc.†	312,896	464,800
11,500	Shake Shack Inc., Cl. A†	545,094	852,380
117,000	The Wendy’s Co.	2,522,142	2,279,160
72,000	Walgreens Boots Alliance Inc.	2,393,055	1,879,920
30,000	Walmart Inc.	1,519,821	4,729,500
		32,272,232	57,929,131
Shares		Cost	Market Value
	Environmental Services — 2.7%
20,000	Darling Ingredients Inc.†	$1,300,219	$996,800
30,000	Pentair plc	699,890	2,181,300
202,000	Republic Services Inc.	17,533,271	33,311,820
15,620	Veolia Environnement SA	434,070	492,480
166	Veralto Corp.	12,564	13,655
90,600	Waste Management Inc.	8,499,296	16,226,460
29,000	Zurn Elkay Water Solutions Corp.	304,544	852,890
		28,783,854	54,075,405
	Electronics — 2.7%
6,000	Allient Inc.	200,945	181,260
30,000	Arlo Technologies Inc.†	165,385	285,600
37,700	Bel Fuse Inc., Cl. A	479,967	2,417,324
29,991	Bel Fuse Inc., Cl. B	428,267	2,002,499
2,000	CTS Corp.	72,180	87,480
35,000	Flex Ltd.†	605,270	1,066,100
4,000	Hitachi Ltd., ADR	287,076	578,280
51,500	Intel Corp.	1,581,645	2,587,875
34,000	Koninklijke Philips NV†	177,226	793,220
1,300	Mettler-Toledo International Inc.†	195,442	1,576,848
275,000	Mirion Technologies Inc.†	2,549,438	2,818,750
175,000	Plug Power Inc.†	1,377,401	787,500
28,249	Sony Group Corp., ADR	2,233,142	2,674,898
38,000	TE Connectivity Ltd.	1,652,625	5,339,000
172,500	Texas Instruments Inc.	14,675,798	29,404,350
300	Thermo Fisher Scientific Inc.	143,281	159,237
1,000	Universal Display Corp.	145,615	191,260
5,000	Vishay Precision Group Inc.†	161,687	170,350
		27,132,390	53,121,831
	Consumer Services — 2.6%
14,200	Amazon.com Inc.†	1,906,983	2,157,548
393,500	Bollore SE	2,285,870	2,456,556
30	Booking Holdings Inc.†	93,444	106,417
2,000	Deutsche Post AG	101,199	99,035
11,000	eBay Inc.	266,292	479,820
35,000	IAC Inc.†	1,808,723	1,833,300
58,900	Matthews International Corp., Cl. A	1,639,867	2,158,685
975,000	Rollins Inc.	16,287,528	42,578,250
3,200	Travel + Leisure Co.	104,020	125,088
535,000	Vroom Inc.†	648,638	322,338
		25,142,564	52,317,037
	Consumer Products — 2.4%
34,180	American Outdoor Brands Inc.†	542,332	287,112
12,500	Christian Dior SE	454,461	9,763,058

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
27,000	Church & Dwight Co. Inc.	$468,406	$2,553,120
188,000	Edgewell Personal Care Co.	8,216,931	6,886,440
72,500	Energizer Holdings Inc.	2,721,687	2,296,800
35,500	Essity AB, Cl. B	541,915	879,928
2,000	Givaudan SA	1,469,293	8,284,882
60,000	Hanesbrands Inc.†	606,524	267,600
23,800	Harley-Davidson Inc.	1,105,662	876,792
1,170	Hermes International SCA	409,960	2,478,363
1,035	HNI Corp.	27,055	43,294
4,000	Johnson Outdoors Inc., Cl. A	311,030	213,680
25,000	Mattel Inc.†	348,023	472,000
13,000	National Presto Industries Inc.	700,676	1,043,640
12,000	Oil-Dri Corp. of America	245,929	804,960
50,000	Philip Morris International Inc.	5,054,043	4,704,000
49,500	Reckitt Benckiser Group plc	1,648,837	3,419,759
8,000	Spectrum Brands Holdings Inc.	487,383	638,160
27,600	Svenska Cellulosa AB SCA, Cl. B	73,685	413,478
8,000	The Estee Lauder Companies Inc., Cl. A	1,395,498	1,170,000
4,280	Unilever plc	250,170	207,309
5,000	Vista Outdoor Inc.†	134,687	147,850
4,200	Zalando SE†	261,876	99,455
		27,476,063	47,951,680
	Aerospace and Defense — 2.3%
15,000	Avio SpA†	205,934	140,091
55,000	FTAI Aviation Ltd.	1,009,020	2,552,000
14,000	Howmet Aerospace Inc.	223,451	757,680
500	IQVIA Holdings Inc.†	109,178	115,690
45,400	Kaman Corp.	1,335,447	1,087,330
4,000	Kratos Defense & Security Solutions Inc.†	77,881	81,160
9,500	L3Harris Technologies Inc.	862,233	2,000,890
17,600	Northrop Grumman Corp.	2,287,676	8,239,264
3,915,666	Rolls-Royce Holdings plc†	8,000,876	14,958,338
15,000	RTX Corp.	1,234,724	1,262,100
1,100	Thales SA	101,379	162,661
55,000	The Boeing Co.†	10,408,546	14,336,300
		25,856,345	45,693,504
	Computer Software and Services — 2.0%
20,000	3D Systems Corp.†	175,400	127,000
615	Adobe Inc.†	299,635	366,909
1,000	Akamai Technologies Inc.†	78,920	118,350
1,000	Alibaba Group Holding Ltd., ADR	148,497	77,510
Shares		Cost	Market Value
18,000	Alphabet Inc., Cl. A†	$2,085,803	$2,514,420
71,850	Alphabet Inc., Cl. C†	8,492,245	10,125,820
1,500	Backblaze Inc., Cl. A†	7,050	11,385
2,000	Check Point Software Technologies Ltd.†	231,869	305,580
300	Cloudflare Inc., Cl. A†	17,860	24,978
1,230	CrowdStrike Holdings Inc., Cl. A†	206,652	314,044
13,500	Fiserv Inc.†	977,490	1,793,340
2,000	Fortinet Inc.†	102,749	117,060
90,000	Hewlett Packard Enterprise Co.	1,282,160	1,528,200
41,000	I3 Verticals Inc., Cl. A†	852,011	867,970
270	Intuit Inc.	107,508	168,758
29,659	Kyndryl Holdings Inc.†	445,491	616,314
22,000	Meta Platforms Inc., Cl. A†	5,446,780	7,787,120
4,000	Micron Technology Inc.	296,575	341,360
4,670	Microsoft Corp.	1,271,256	1,756,107
12,000	MKS Instruments Inc.	1,151,222	1,234,440
25,000	Movella Holdings Inc.†	41,375	15,125
32,400	N-able Inc.†	390,120	429,300
1,270	NVIDIA Corp.	330,170	628,929
145,000	Oxford Metrics plc	180,280	197,762
35,800	PAR Technology Corp.†	1,190,755	1,558,732
20,000	Playtech plc†	142,861	114,362
4,700	PSI Software SE	156,151	131,271
17,700	Rockwell Automation Inc.	733,189	5,495,496
1,800	SAP SE, ADR	231,651	278,262
515	ServiceNow Inc.†	279,317	363,842
21,000	SolarWinds Corp.†	400,502	262,290
800	Splunk Inc.†	77,110	121,880
2,600	Temenos AG	254,388	241,807
4,500	Unity Software Inc.†	133,604	184,005
400	Veeva Systems Inc., Cl. A†	107,315	77,008
20,800	Vimeo Inc.†	116,351	81,536
		28,442,312	40,378,272
	Building and Construction — 1.8%
24,000	Arcosa Inc.	450,396	1,983,360
4,500	Ashtead Group plc	210,601	313,296
18,000	Assa Abloy AB, Cl. B	310,378	518,082
42,750	Canfor Corp.†	717,342	575,893
3,000	Carrier Global Corp.	165,981	172,350
4,000	Cie de Saint-Gobain SA	188,831	294,357
39,000	Fortune Brands Innovations Inc.	1,649,655	2,969,460
36,000	Gencor Industries Inc.†	418,387	581,040
3,000	H&E Equipment Services Inc.	113,500	156,960
49,794	Herc Holdings Inc.	1,570,184	7,413,829
35,200	Ibstock plc	100,002	67,975

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Building and Construction (Continued)
205,000	Johnson Controls International plc	$9,150,197	$11,816,200
14,000	KBR Inc.	511,635	775,740
31,000	Knife River Corp.†	1,214,446	2,051,580
15,000	Masterbrand Inc.†	146,738	222,750
5,000	PGT Innovations Inc.†	71,544	203,500
12,000	Sika AG	1,556,815	3,905,119
3,000	Vulcan Materials Co.	484,932	681,030
		19,031,564	34,702,521
	Telecommunications — 1.8%
100,000	America Movil SAB de CV, ADR	713,533	1,852,000
8,200	AT&T Inc.	148,158	137,596
55,000	BCE Inc.	1,835,284	2,165,900
834,200	BT Group plc, Cl. A	3,378,527	1,314,255
7,040,836	Cable & Wireless Jamaica Ltd.†(a)	128,658	52,894
6,000	Cisco Systems Inc.	283,739	303,120
30,000	Comtech Telecommunications Corp.	481,081	252,900
17,000	Deutsche Telekom AG	310,295	408,186
125,000	Deutsche Telekom AG, ADR	2,029,152	3,016,250
51,000	GCI Liberty Inc., Escrow†	0	0
36,000	Hellenic Telecommunications Organization SA	452,922	512,674
15,000	Hellenic Telecommunications Organization SA, ADR	91,062	102,300
264,732	Koninklijke KPN NV	448,166	911,238
130,045	Liberty Global Ltd., Cl. A†	2,399,660	2,310,900
322,564	Liberty Global Ltd., Cl. C†	8,440,586	6,012,593
90,000	Lumen Technologies Inc.†	173,879	164,700
1,100,000	NII Holdings Inc., Escrow†	374,000	385,000
16,000	Oi SA, ADR†	6,333	10
4,267	Oi SA, ADR†	118,939	2
21,000	Telecom Argentina SA, ADR	127,554	150,150
400,000	Telecom Italia SpA†	117,048	129,913
70,000	Telefonica Brasil SA, ADR	726,827	765,800
320,000	Telefonica SA, ADR	3,840,952	1,248,000
335,000	Telephone and Data Systems Inc.	12,868,959	6,147,250
50,000	TELUS Corp.	233,734	889,778
46,075	TIM SA, ADR	352,294	851,005
3,040	VEON Ltd., ADR†	133,023	59,888
90,000	Verizon Communications Inc.	3,935,430	3,393,000
174,000	Vodafone Group plc	300,315	152,059
Shares		Cost	Market Value
110,000	Vodafone Group plc, ADR	$1,488,565	$957,000
		45,938,675	34,646,361
	Hotels and Gaming — 1.7%
15,500	Accor SA	537,255	592,048
127,624	Bally’s Corp.†	2,524,136	1,779,079
14,000	Better Collective A/S†	240,685	356,036
34,800	Caesars Entertainment Inc.†	1,624,446	1,631,424
84,500	Entain plc	1,600,739	1,070,832
2,500	Flutter Entertainment plc†	307,666	444,216
26,000	Gambling.com Group Ltd.†	225,410	253,500
1,000	GAN Ltd.†	3,810	1,580
46,000	Genius Sports Ltd.†	201,178	284,280
7,000	Hyatt Hotels Corp., Cl. A	230,351	912,870
11,500	Las Vegas Sands Corp.	431,724	565,915
4,088,500	Mandarin Oriental International Ltd.	7,196,378	6,378,060
7,800	Marriott International Inc., Cl. A	1,745,067	1,758,978
70,000	MGM China Holdings Ltd.†	137,917	88,839
80,000	MGM Resorts International	2,238,918	3,574,400
14,000	Penn Entertainment Inc.†	360,429	364,280
25,000	PlayAGS Inc.†	169,647	210,750
103,800	Ryman Hospitality Properties Inc., REIT	4,677,133	11,424,228
200,000	The Hongkong & Shanghai Hotels Ltd.†	155,450	149,581
4,000	Wyndham Hotels & Resorts Inc.	152,872	321,640
7,400	Wynn Resorts Ltd.	571,572	674,214
		25,332,783	32,836,750
	Cable and Satellite — 1.6%
17,200	AMC Networks Inc., Cl. A†	494,393	323,188
195,980	Comcast Corp., Cl. A	7,789,528	8,593,723
230,000	DISH Network Corp., Cl. A†	1,073,690	1,327,100
177,796	EchoStar Corp., Cl. A†	3,166,121	2,946,080
85,000	Liberty Latin America Ltd., Cl. A†	1,122,095	621,350
377,500	Rogers Communications Inc., Cl. B	10,117,452	17,670,775
55,000	WideOpenWest Inc.†	212,989	222,750
		23,976,268	31,704,966
	Broadcasting — 1.4%
2,000	Cogeco Inc.	39,014	86,291
24,000	Corus Entertainment Inc., OTC, Cl. B	42,622	13,262
109,000	Fox Corp., Cl. A	4,507,486	3,234,030
62,000	Fox Corp., Cl. B	2,487,866	1,714,300
16,000	Gray Television Inc.	14,422	143,360
19,250	Liberty Broadband Corp., Cl. A†	608,060	1,552,320

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Broadcasting (Continued)
70,683	Liberty Broadband Corp., Cl. C†	$4,208,785	$5,696,343
35,750	Liberty Media Corp.-Liberty Formula One, Cl. A†	1,118,157	2,072,785
36,750	Liberty Media Corp.-Liberty Formula One, Cl. C†	1,043,316	2,320,028
123,449	Liberty Media Corp.-Liberty SiriusXM†	2,769,052	3,552,862
55,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	1,113,102	1,580,700
18,500	Nexstar Media Group Inc.	1,512,192	2,899,875
80,000	Sinclair Inc.	2,088,538	1,042,400
128,000	TEGNA Inc.	2,009,342	1,958,400
72,000	Television Broadcasts Ltd.†	233,881	29,137
		23,795,835	27,896,093
	Aviation: Parts and Services — 1.3%
40,000	Astronics Corp.†	379,011	696,800
109,000	Curtiss-Wright Corp.	8,463,724	24,284,110
4,000	John Bean Technologies Corp.	425,811	397,800
		9,268,546	25,378,710
	Real Estate — 1.2%
15,500	American Tower Corp., REIT	2,874,679	3,346,140
47,500	Blackstone Mortgage Trust Inc., Cl. A, REIT	910,175	1,010,325
8,000	Bresler & Reiner Inc.†	162	200
10,000	Gaming and Leisure Properties Inc., REIT	167,114	493,500
17,000	Rayonier Inc., REIT	267,895	567,970
60,000	Seritage Growth Properties, Cl. A†	658,216	561,000
1,000	Simon Property Group Inc., REIT	103,113	142,640
10,000	Tejon Ranch Co.†	191,825	172,000
285,000	The St. Joe Co.	5,436,354	17,151,300
27,415	VICI Properties Inc., REIT	300,917	873,990
9,000	Weyerhaeuser Co., REIT	223,925	312,930
		11,134,375	24,631,995
	Specialty Chemicals — 1.0%
8,800	AdvanSix Inc.	117,001	263,648
2,500	DSM-Firmenich AG	376,521	253,909
68,000	DuPont de Nemours Inc.	3,826,190	5,231,240
25,000	FMC Corp.	2,180,722	1,576,250
15,000	H.B. Fuller Co.	626,362	1,221,150
40,000	International Flavors & Fragrances Inc.	4,051,731	3,238,800
2,800	Johnson Matthey plc	100,869	60,584
Shares		Cost	Market Value
14,600	Rogers Corp.†	$1,777,527	$1,928,222
99,900	Sensient Technologies Corp.	4,983,432	6,593,400
13,000	SGL Carbon SE†	60,439	93,427
12,500	Treatt plc	131,964	80,144
		18,232,758	20,540,774
	Automotive — 0.8%
19,150	Daimler Truck Holding AG	592,188	719,205
48,000	General Motors Co.	2,473,823	1,724,160
166,000	Iveco Group NV†	1,256,024	1,492,801
5,000	Mercedes-Benz Group AG	360,262	345,260
103,500	PACCAR Inc.	1,451,109	10,106,775
70,000	Piaggio & C SpA	203,023	230,130
22,500	Stellantis NV	275,799	524,700
5,000	The Shyft Group Inc.	91,251	61,100
190	Toyota Motor Corp., ADR	29,972	34,842
52,000	Traton SE	1,008,706	1,223,883
		7,742,157	16,462,856
	Metals and Mining — 0.8%
35,000	Agnico Eagle Mines Ltd.	1,426,580	1,919,750
200	Alliance Resource Partners LP	1,009	4,236
40,000	Barrick Gold Corp.	1,171,200	723,600
28,000	Cleveland-Cliffs Inc.†	282,779	571,760
127,500	Freeport-McMoRan Inc.	4,057,453	5,427,675
25,239	Livent Corp.†	250,592	453,797
2,500	Materion Corp.	56,700	325,325
50,000	New Hope Corp. Ltd.	67,580	175,814
115,000	Newmont Corp.	5,097,256	4,759,850
60,000	TimkenSteel Corp.†	799,507	1,407,000
10,000	Vale SA, ADR	81,899	158,600
		13,292,555	15,927,407
	Transportation — 0.8%
20,000	FTAI Infrastructure Inc.	62,392	77,800
130,200	GATX Corp.	5,170,606	15,652,644
500	Union Pacific Corp.	116,608	122,810
		5,349,606	15,853,254
	Wireless Communications — 0.7%
20,000	Anterix Inc.†	741,006	666,400
101,000	Millicom International Cellular SA, SDR†	2,535,553	1,804,993
105,000	Operadora De Sites Mexicanos SAB de CV	125,620	147,226
38,600	T-Mobile US Inc.	4,325,326	6,188,738
113,000	United States Cellular Corp.†	4,593,231	4,694,020
		12,320,736	13,501,377
	Communications Equipment — 0.6%
9,440	Apple Inc.	1,395,046	1,817,483

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Communications Equipment (Continued)
3,250	Arista Networks Inc.†	$700,379	$765,408
238,000	Corning Inc.	6,692,116	7,247,100
513,137	Edgio Inc.†	647,195	175,749
2,500	Motorola Solutions Inc.	682,754	782,725
4,500	QUALCOMM Inc.	586,737	650,835
30,000	Telesat Corp.†	415,062	312,900
		11,119,289	11,752,200
	Agriculture — 0.5%
120,000	Archer-Daniels-Midland Co.	6,346,668	8,666,400
23,000	Limoneira Co.	386,419	474,490
7,000	The Mosaic Co.	375,270	250,110
		7,108,357	9,391,000
	Manufactured Housing and Recreational Vehicles — 0.4%
680	Cavco Industries Inc.†	125,898	235,702
13,914	Legacy Housing Corp.†	212,182	350,911
5,000	Martin Marietta Materials Inc.	106,125	2,494,550
40,413	Nobility Homes Inc.	621,338	1,394,046
37,500	Skyline Champion Corp.†	292,719	2,784,750
2,500	The AZEK Co. Inc.†	44,100	95,625
		1,402,362	7,355,584
	Publishing — 0.3%
1,400	Graham Holdings Co., Cl. B	698,214	975,128
105,000	News Corp., Cl. A	1,640,478	2,577,750
92,000	News Corp., Cl. B	1,234,607	2,366,240
70,000	The E.W. Scripps Co., Cl. A†	831,325	559,300
		4,404,624	6,478,418
	Semiconductors — 0.2%
8,000	Advanced Micro Devices Inc.†	993,274	1,179,280
40,000	Alphawave IP Group plc†	97,870	65,670
2,000	Applied Materials Inc.	204,942	324,140
215	ASML Holding NV	95,937	162,738
1,200	Axcelis Technologies Inc.†	75,109	155,628
500	Azenta Inc.†	18,525	32,570
443	Broadcom Inc.	431,104	494,499
200	Lam Research Corp.	93,001	156,652
3,000	nLight Inc.†	34,710	40,500
2,200	NXP Semiconductors NV	404,020	505,296
23,758	SkyWater Technology Inc.†	176,884	228,552
3,000	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	238,544	312,000
		2,863,920	3,657,525
	Computer Hardware — 0.1%
11,000	Dell Technologies Inc., Cl. C	812,958	841,500
5,500	HP Inc.	153,885	165,495
Shares		Cost	Market Value
3,000	NETGEAR Inc.†	$59,115	$43,740
		1,025,958	1,050,735
	TOTAL COMMON STOCKS	1,117,271,238	1,898,928,351

	CLOSED-END FUNDS — 0.2%
245,000	Altaba Inc., Escrow†	16,660	599,025
4,285	Royce Global Value Trust Inc.	37,279	41,779
46,158	Royce Value Trust Inc.	614,496	672,060
200,000	SuRo Capital Corp.†	892,062	788,000
92,000	The Central Europe, Russia, and Turkey Fund Inc.	2,554,296	897,000
157,500	The New Germany Fund Inc.	2,141,203	1,376,550
		6,255,996	4,374,414
	TOTAL CLOSED-END FUNDS	6,255,996	4,374,414

	PREFERRED STOCKS — 0.2%
	Retail — 0.1%
59,577	Qurate Retail Inc., 8.000%, 03/15/31	2,970,544	2,142,389

	Diversified Industrial — 0.1%
77,500	Steel Partners Holdings LP, Ser. A, 6.000%, 02/07/26	1,801,875	1,774,750

	TOTAL PREFERRED STOCKS	4,772,419	3,917,139

	RIGHTS — 0.0%
	Entertainment — 0.0%
1,700	Xilam Animation SA, expire 01/12/24†	0	58

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
2,504	Occidental Petroleum Corp., expire 08/03/27†	12,395	97,481

	Diversified Industrial — 0.0%
379,000	Ampco-Pittsburgh Corp., expire 08/01/25†	258,897	45,480

	TOTAL WARRANTS	271,292	142,961

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2023

Principal Amount	Cost	Market Value
U.S. GOVERNMENT OBLIGATIONS — 3.4%
$66,795,000	U.S. Treasury Bills, 5.267% to 5.384%††, 01/25/24 to 06/20/24	$65,975,649	$65,992,622

TOTAL INVESTMENTS — 100.0%	$1,194,546,594	1,973,355,545

Other Assets and Liabilities (Net)	28,044,641

PREFERRED STOCK (11,251,558 preferred shares outstanding)	(433,692,700)

NET ASSETS — COMMON STOCK (302,053,894 common shares outstanding)	$1,567,707,486

NET ASSET VALUE PER COMMON SHARE
($1,567,707,486 ÷ 302,053,894 shares outstanding)	$5.19

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

SDR Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	85.8%	$1,692,896,609
Europe	10.6	208,848,513
Latin America	2.0	38,578,034
Japan	1.2	24,315,829
Asia/Pacific	0.4	8,716,560
Total Investments	100.0%	$1,973,355,545

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments, at value (cost $1,194,546,594)	$1,973,355,545
Cash	2,942,371
Foreign currency, at value (cost $17)	17
Receivable for investments sold	65,183,481
Dividends and interest receivable	4,539,386
Deferred offering expense	250,284
Prepaid expenses	41,205
Total Assets	2,046,312,289
Liabilities:
Distributions payable	330,690
Payable for investments purchased	41,312,865
Payable for investment advisory fees	2,483,393
Payable for payroll expenses	120,494
Payable for preferred shares repurchased	58,894
Payable for accounting fees	3,750
Series M Cumulative Preferred Stock, callable and mandatory redemption 03/26/27 (See Notes 2 and 6)	68,550,000
Series N Cumulative Preferred Stock, callable and mandatory redemption 12/26/25 (See Notes 2 and 6)	14,775,000
Other accrued expenses	602,017
Total Liabilities	128,237,103
Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value per share, 5,200 shares authorized with 2,492 shares issued and outstanding)	62,300,000
Series E (Auction Rate, $25,000 liquidation value per share, 2,000 shares authorized with 1,108 shares issued and outstanding)	27,700,000
Series G (5.000%, $25 liquidation value per share, 12,000,000 shares authorized with 2,520,627 shares issued and outstanding)	63,015,675
Series H (5.000%, $25 liquidation value per share, 8,000,000 shares authorized with 4,083,160 shares issued and outstanding)	102,079,000
Series K (5.000%, $25 liquidation value per share, 4,000,000 shares authorized with 3,810,921 shares issued and outstanding)	95,273,025
Total Preferred Stock	350,367,700
Net Assets Attributable to Common Stockholders	$1,567,707,486

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$808,134,156
Total distributable earnings	759,573,330
Net Assets	$1,567,707,486

Net Asset Value per Common Share:
($1,567,707,486 ÷ 302,053,894 shares outstanding at $0.001 par value;)	$5.19

Statement of Operations

For the Year ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $948,856)	$31,667,560
Interest	2,413,986
Total Investment Income	34,081,546
Expenses:
Investment advisory fees	19,546,137
Interest expense on preferred stock	2,921,994
Stockholder communications expenses	585,168
Custodian fees	278,101
Directors’ fees	240,702
Payroll expenses	237,493
Shareholder services fees	145,996
Legal and audit fees	125,470
Shelf offering expense	111,282
Accounting fees	45,000
Interest expense	137
Miscellaneous expenses	584,008
Total Expenses	24,821,488
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(18,566)
Expenses paid indirectly by broker (See Note 5)	(15,743)
Custodian fee credits	(2,033)
Total Reductions and Credits	(36,342)
Net Expenses	24,785,146
Net Investment Income	9,296,400

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	104,240,519
Net realized loss on foreign currency transactions	(63,131)
Net realized gain on investments and foreign currency transactions	104,177,388
Net change in unrealized appreciation/depreciation:
on investments	117,879,705
on foreign currency translations	92,150
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	117,971,855
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	222,149,243
Net Increase in Net Assets Resulting from Operations	231,445,643
Total Distributions to Preferred Stockholders	(21,249,947)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$210,195,696

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$9,296,400	$7,428,571
Net realized gain on investments and foreign currency transactions	104,177,388	90,014,389
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	117,971,855	(296,535,384)
Net Increase/(Decrease) in Net Assets Resulting from Operations	231,445,643	(199,092,424)

Distributions to Preferred Stockholders from Accumulated Earnings	(21,249,947)	(16,470,074)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	210,195,696	(215,562,498)

Distributions to Common Stockholders:
Accumulated earnings	(96,004,366)	(85,165,639)
Return of capital	(83,116,262)	(90,830,921)
Total Distributions to Common Stockholders	(179,120,628)	(175,996,560)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	29,580,192	26,642,626
Net increase in net assets from repurchase of preferred shares	859,252	563,949
Offering costs for common shares charged to paid-in capital	—	(102,616)
Net Increase in Net Assets from Fund Share Transactions	30,439,444	27,103,959

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders	61,514,512	(364,455,099)

Net Assets Attributable to Common Stockholders:
Beginning of year	1,506,192,974	1,870,648,073
End of year	$1,567,707,486	$1,506,192,974

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Statement of Cash Flows
December 31, 2023

Net increase in net assets attributable to common stockholders resulting from operations	$210,195,696

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(171,369,325)
Proceeds from sales of long term investment securities	341,630,872
Net sales of short term investment securities	8,786,949
Net realized gain on investments	(104,240,519)
Net change in unrealized appreciation on investments	(117,879,705)
Net amortization of discount	(2,411,975)
Increase in receivable for investments sold	(59,583,656)
Increase in dividends and interest receivable	(556,164)
Decrease in deferred offering expense	97,773
Increase in prepaid expenses	(17,078)
Increase in payable for investments purchased	37,118,060
Increase in payable for investment advisory fees	899,406
Increase in payable for payroll expenses	57,784
Decrease in payable for accounting fees	(7,500)
Increase in other accrued expenses	262,501
Net cash provided by operating activities	142,983,119

Net decrease in net assets resulting from financing activities:
Redemption of Series G 5.000% Cumulative Preferred Stock	(1,752,986)
Redemption of Series H 5.000% Cumulative Preferred Stock	(961,785)
Redemption of Series K 5.000% Cumulative Preferred Shares	(2,554,877)
Issuance of Series N 5.250% Cumulative Preferred Stock	14,775,000
Distributions to common stockholders	(149,479,868)
Repurchase of preferred shares	(75,713)
Net cash used in financing activities	(140,050,229)
Net increase in cash	2,932,890
Cash (including foreign currency):
Beginning of year	9,498
End of year	$2,942,388

Supplemental disclosure of cash flow information:
Interest paid on bank overdrafts	$137
Increase in net assets from common shares issued upon reinvestment of distributions	29,580,192

The following table provides a reconciliation of cash and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at December 31, 2023:

Cash	$2,942,371
Foreign currency, at value	17
$2,942,388

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2023	2022		2021		2020	2019
Operating Performance:
Net asset value, beginning of year	$5.08	$6.41		$5.86		$5.88	$5.25
Net investment income	0.04	0.03		0.04		0.04	0.06
Net realized and unrealized gain/(loss) on investments in securities, futures contracts, and foreign currency transactions	0.74	(0.71)		1.31		0.60	1.26
Total from investment operations	0.78	(0.68)		1.35		0.64	1.32

Distributions to Preferred Stockholders: (a)
Net investment income	(0.01)	(0.00	)(b)	(0.01)		(0.01)	(0.01)
Net realized gain	(0.06)	(0.06)		(0.06)		(0.06)	(0.07)
Total distributions to preferred stockholders	(0.07)	(0.06)		(0.07)		(0.07)	(0.08)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.71	(0.74)		1.28		0.57	1.24

Distributions to Common Stockholders:
Net investment income	(0.03)	(0.02)		(0.03)		(0.04)	(0.05)
Net realized gain	(0.29)	(0.27)		(0.42)		(0.29)	(0.50)
Return of capital	(0.28)	(0.31)		(0.18)		(0.27)	(0.05)
Total distributions to common stockholders	(0.60)	(0.60)		(0.63)		(0.60)	(0.60)

Fund Share Transactions:
Increase/(decrease) in net asset value from common share transactions	—	—		(0.10)		0.00 (b)	0.00	(b)
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00 (b)	0.01		0.00	(b)	—	—
Increase in net asset value from repurchase of preferred shares	0.00 (b)	0.00	(b)	—		0.01	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—	—		(0.00	)(b)	—	(0.01)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—	(0.00	)(b)	—		—	—
Total Fund share transactions	0.00 (b)	0.01		(0.10)		0.01	(0.01)

Net Asset Value Attributable to Common Stockholders, End of Year	$5.19	$5.08		$6.41		$5.86	$5.88
NAV total return †	14.83%	(11.17)%		22.31%		13.25%	24.03%
Market value, end of year	$5.08	$5.48		$7.19		$6.27	$6.09
Investment total return ††	3.78%	(15.60)%		28.83%		16.59%	32.19%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,001,400	$1,931,241		$2,382,135		$1,977,843	$1,966,007
Net assets attributable to common shares, end of year (in 000’s)	$1,567,707	$1,506,193		$1,870,648		$1,534,206	$1,512,190
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.61%	0.46%		0.57%		0.81%	1.01%
Ratio of operating expenses to average net assets attributable to common shares: before fee reductions (c)(d)	1.62%	1.58%		1.37%		1.48%	1.33	%(e)
Ratio of operating expenses to average net assets attributable to common shares: net of fee reductions, if any (c)(f)	1.62%	1.52%		1.37%		1.48%	1.33	%(e)
Portfolio turnover rate	9%	9%		12%		13%	11%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Cumulative Preferred Stock:
Auction Rate Series C Preferred
Liquidation value, end of year (in 000’s)	$62,300	$62,300	$62,300	$62,300	$72,000
Total shares outstanding (in 000’s)	2	2	2	2	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (g)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share (h)	$115,370	$113,590	$116,432	$111,456	$108,305

Auction Rate Series E Preferred
Liquidation value, end of year (in 000’s)	$27,700	$27,700	$27,700	$27,700	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (g)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share (h)	$115,370	$113,590	$116,432	$111,456	$108,305

5.000% Series G Preferred
Liquidation value, end of year (in 000’s)	$63,016	$65,060	$69,491	$69,491	$69,495
Total shares outstanding (in 000’s)	2,521	2,602	2,780	2,780	2,780
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (i)	$22.11	$23.59	$25.66	$25.25	$24.57
Asset coverage per share (h)	$115.37	$113.59	$116.43	$111.46	$108.30

5.000%Series H Preferred
Liquidation value, end of year (in 000’s)	$102,079	$103,195	$104,322	$104,322	$104,322
Total shares outstanding (in 000’s)	4,083	4,128	4,173	4,173	4,173
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (i)	$22.15	$23.58	$25.55	$25.30	$24.68
Asset coverage per share (h)	$115.37	$113.59	$116.43	$111.46	$108.30

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
5.450% Series J Preferred(j)
Liquidation value, end of year (in 000’s)	—	—	$80,000	$80,000	$80,000
Total shares outstanding (in 000’s)	—	—	3,200	3,200	3,200
Liquidation preference per share	—	—	$25.00	$25.00	$25.00
Average market value (i)	—	—	$26.03	$26.00	$25.98
Asset coverage per share (h)	—	—	$116.43	$111.46	$108.30

5.000% Series K Preferred
Liquidation value, end of year (in 000’s)	$95,273	$98,243	$99,825	$99,825	$100,000
Total shares outstanding (in 000’s)	3,811	3,930	3,993	3,993	4,000
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (i)	$22.24	$23.70	$26.40	$25.86	$25.24
Asset coverage per share (h)	$115.37	$113.59	$116.43	$111.46	$108.30

4.250% Series M Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$68,550	$68,550	$67,850	—	—
Total shares outstanding (in 000’s)	686	686	679	—	—
Liquidation preference per share	$100.00	$100.00	$100.00	—	—
Average market value (i)	$100.00	$100.00	$100.00	—	—
Asset coverage per share (h)	$461.48	$454.36	$465.72	—	—

5.250% Series N Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$14,775	—	—	—	—
Total shares outstanding (in 000’s)	148	—	—	—	—
Liquidation preference per share	$100.00	—	—	—	—
Average market value (i)	$100.00	—	—	—	—
Asset coverage per share (h)	$461.48	—	—	—	—
Asset Coverage (k)	461%	454%	466%	446%	433%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented there was no impact on the expense ratios.
(d)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reductions for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 1.27%, 1.24%, 1.10%, 1.10%, and 1.03%, respectively.
(e)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction fees. The 2019 ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.39% and 1.08%, respectively.
(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reductions for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 1.27%, 1.20%, 1.10%, 1.10%, and 1.03%, respectively.
(g)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(h)	Asset coverage per share is calculated by combining all series of preferred stock.
(i)	Based on weekly prices.
(j)	The Fund redeemed and retired all of the 3,200,000 shares of Series J Preferred Stock on January 31, 2022.
(k)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the Fund) was incorporated on May 20, 1986 in Maryland. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on August 21, 1986.

The Fund’s primary objective is long term growth of capital with income as a secondary objective. The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 12/31/23
INVESTMENTS:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$155,921,960	$137,000	—	$156,058,960
Health Care	90,092,877	—	$0	90,092,877
Real Estate	24,631,795	200	—	24,631,995
Telecommunications	34,208,467	385,000	52,894	34,646,361
Other Industries (b)	1,593,498,158	—	—	1,593,498,158
Total Common Stocks	1,898,353,257	522,200	52,894	1,898,928,351
Closed-End Funds	3,775,389	599,025	—	4,374,414
Preferred Stocks (b)	3,917,139	—	—	3,917,139
Rights (b)	58	—	—	58
Warrants (b)	142,961	—	—	142,961
U.S. Government Obligations	—	65,992,622	—	65,992,622
TOTAL INVESTMENTS – ASSETS	$1,906,188,804	$67,113,847	$52,894	$1,973,355,545

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2023 the Fund had no material transfers into or out of Level 3. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2023, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of December 31, 2023, the Fund had no open positions in futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Series M and Series N Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2023, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2023, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

(including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, disallowed expenses, and reversal of prior year real estate investment trust long term capital gain. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to increase paid-in capital by $438,025, with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to stockholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, 5.000% Series G Cumulative Preferred Stock, 5.000% Series H Cumulative Preferred Stock, 5.450% Series J Cumulative Preferred Stock, 5.000% Series K Cumulative Preferred Stock, 4.250% Series M Cumulative Preferred Stock, and 5.250% Series N Cumulative Preferred Stock (Preferred Stock) are recorded on a daily basis and are determined as described in Note 6.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2023 and 2022 was as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$9,780,044	$2,164,750	$4,308,481	$833,212
Net long term capital gains	86,224,322	19,085,197	80,857,158	15,636,862
Return of capital	83,116,262	–	90,830,921	–
Total distributions paid	$179,120,628	$21,249,947	$175,996,560	$16,470,074

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$759,904,020
Other temporary differences*	(330,690)
Total	$759,573,330

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2023, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to the deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, prior year mark-to-market adjustments on investments no longer considered passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,213,534,368	$848,498,293	$(88,677,116)	$759,821,177

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2023, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent, and exercised dispositive control, with respect to Bel Fuse Inc., and the Adviser reduced its fee with respect to such security by $18,566.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C and Series E Preferred Stock (C and E Preferred Stock) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the C and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the C and E Preferred Stock for the period. During the year ended December 31, 2023, the Fund’s total return on the NAV of the common shares exceeded the dividend rate of the outstanding C and E Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Series C and E Preferred Stock were accrued.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $172,885,299 and $341,737,728, respectively. Purchases and sales of U.S. Government obligations for the year ended December 31, 2023, aggregated $292,415,839 and $301,202,788, respectively.

5. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Fund paid $22,890 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $15,743.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2023, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2023, the Fund accrued $237,493 in payroll expenses in the Statement of Operations.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 337,024,900 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2023 and 2022, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in shares of common stock were as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	5,645,067	$29,580,192	4,612,791	$26,642,626

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series E, Series G, Series H, Series K, Series M, and Series N Preferred Stock at redemption prices of $25,000, $25,000, $25, $25, $25, $100, and $100 respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

On December 17, 2021, January 31, 2022, and March 28, 2022, the Fund issued 678,500 shares, 5,000 shares, and 2,000 shares, respectively, of 4.25% Series M Cumulative Preferred Shares, receiving combined net proceeds of $67,745,574, after the deduction of combined offering expenses of $804,426. The Series M Preferred Shares have a liquidation value of $100 per share, and are callable at the Fund’s option at any time on or after March 26, 2027.

On January 31, 2022, the Fund redeemed and retired all Series J Preferred at the redemption price of $25.132465 per Series J Preferred, which was equal to the liquidation preference of $25.00 per share plus $0.132465 per share representing accumulated and unpaid dividends to the Redemption Date.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

On December 28, 2023, the Fund issued 147,750 shares, of 5.25% Series N Preferred, receiving net proceeds of $14,675,000 after the deduction of estimated offering expenses of $100,000. The Series N Preferred have a liquidation value of $100 per share, is puttable in each of the sixty-day periods ending June 26, 2024 and December 26, 2024, and has a mandatory redemption date of December 26, 2025.

For Series C and Series E Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E stockholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series C, Series E, Series G, and Series H Preferred Stock and may redeem the Series K Preferred and Series M Preferred at any time after December 10, 2024 and March 26, 2027, respectively, at their respective liquidation prices plus any accrued and unpaid dividends. In addition, the Board has authorized the repurchase of the Series G, Series H, and Series K Preferred Stock in the open market at a price less than the $25 liquidation value per share. During the years ended December 31, 2023 and 2022, the Fund repurchased 81,767 and 177,227 Series G Preferred, and 44,653 and 45,060 Series H Preferred, at discounts of 14.3% and 5.5%, and 13.9% and 10.9%, respectively, from their liquidation preferences of $25 per share. During the year ended December 31, 2023, the Fund repurchased 118,790 Series K Preferred at a discount of 14.0% from its liquidation preference of $25 per share.

The Fund has the authority to purchase its auction rate Series C and Series E Preferred Stock through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate Preferred Stock, and the timing and amount of any auction rate Preferred Stock purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is neither soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected, at the Fund’s discretion.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/2023	Net Proceeds	2023 Dividend Rate Range	Dividend Rate at 12/31/2023	Accrued Dividends at 12/31/2023
C Auction Rate	June 27, 2002	5,200	2,492	$128,246,557	7.514% to 9.337%	9.337%	$79,539
E Auction Rate	October 7, 2003	2,000	1,108	49,350,009	7.566% to 9.337%	9.337%	21,258
G 5.000%	August 1, 2012	12,000,000	2,520,627	69,407,417	Fixed Rate	5.000%	43,761
H 5.000%	September 28, 2012	8,000,000	4,083,160	100,865,695	Fixed Rate	5.000%	70,888
K 5.000%	December 16, 2019	4,000,000	3,810,921	96,525,000	Fixed Rate	5.000%	66,162
M 4.250%	Various	—	685,500	67,745,574	Fixed Rate	4.250%	40,463
N 5.250%	December 28, 2023	147,750	147,750	14,675,000	Fixed Rate	5.250%	8,619

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Directors

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. On January 5, 2024, the Fund completed a tender offer (the Offer) under which holders of Series C Auction Rate Cumulative Preferred Stock and Series E Auction Rate Cumulative Preferred Stock (together, Preferred Stock) could tender their Preferred Stock for cash in the amount of $22,500 for each share of Preferred Stock validly tendered and not withdrawn pursuant to the Offer, plus accrued and unpaid dividends. Shareholders tendered 2,435 Series C Auction Rate Cumulative Preferred Stock and 894 Series E Auction Rate Cumulative Preferred Stock.

On February 29, 2024, the Fund issued 190,500 Series N Preferred, receiving $19,025,000 after deduction of estimated offering expenses.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
The Gabelli Equity Trust Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Gabelli Equity Trust Inc. (the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023, the statement of changes in net assets attributable to common stockholders for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets attributable to common stockholders for each of the two years in the period ended December 31, 2023, and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

Summary of Updated Information Regarding the Fund

The following includes information that is incorporated by reference in the Fund’s Registration Statement and is also a summary of certain changes during the most recent fiscal year ended December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Investment Objectives and Strategies

Effective January 1, 2023, the Fund began operating as a diversified fund.

Except as noted above, during the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.

Investment Objectives

The Fund’s primary investment objective is to achieve long term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities selected by Gabelli Funds, LLC (the “Investment Adviser”). Income is a secondary investment objective. The investment objectives of long term growth of capital and income are fundamental policies of the Fund. These fundamental policies and the Fund’s fundamental investment restrictions described below under “Certain Investment Practices—Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding shares of preferred stock, voting together as a separate class, and the approval of the holders of a majority of the Fund’s outstanding voting securities, voting together as a single class. Such majority votes require, in each case, the lesser of (i) 67% of the Fund’s applicable shares represented at a meeting at which more than 50% of the Fund’s applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares of the applicable class.

Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities (the “80% Policy”). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in fixed income securities rated as low as C by Moody’s Investors Services, Inc. (“Moody’s”) or D by Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date. These debt securities, which are often referred to in the financial press as “junk bonds,” are predominantly speculative and involve major risk exposure to adverse conditions. The Fund may invest in fixed income securities of any maturity

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

and any duration when it appears that the Fund will be better able to achieve its investment objective through investments in such securities or when the Fund is temporarily in a defensive position. The average duration and average maturity of the Fund’s investments in debt securities will vary from time to time depending on the views of the Investment Adviser.

The Fund invests in equity securities across all market capitalization ranges. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in emerging markets.

No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

●	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

●	the potential for capital appreciation of the securities;

●	the interest or dividend income generated by the securities;

●	the prices of the securities relative to other comparable securities;

●	whether the securities are entitled to the benefits of call protection or other protective covenants;

●	the existence of any anti-dilution protections or guarantees of the security; and

●	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

Certain Investment Practices

Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities including issuers in emerging markets, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that may have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

The Fund may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Fund, there is no independent limit on its ability to invest in the debt securities of foreign governments.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Temporary Defensive Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, including U.S. Treasury securities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods, the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its secondary investment objective of income.

Non-Investment Grade Securities. The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”). Moreover, the lack of a liquid trading market may restrict the availability of securities for the

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets. Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, when interest rates rise, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate. In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of securities of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issuer to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Futures Contracts and Options on Futures. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be written on debt securities, financial indices, securities indices, United States government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A “sale” of a futures contract (or a “short” futures position) means the

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, and losses from investing in futures transactions that are potentially unlimited.

The Investment Adviser has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indices and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser were required to register as a CPO with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Contracts. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines established by the Board, enter into swap transactions. Swap contracts generally will be used by the Fund for the purpose of seeking to increase the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a typical swap transaction on an equity security, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Options. On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board and SEC or staff guidance and any other applicable regulatory authority, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of its total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government obligations or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, it will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

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In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. OTC options are considered illiquid securities.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

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Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Forward Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by the Fund for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of

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the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and non-bank dealers of United States government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund’s Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower

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is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.

Leverage. As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in NAV. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in NAV for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.

Additionally, the Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described herein. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common stock. Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Risk Factors and Special Considerations—Special Risks of Derivative Transactions—Derivatives Transactions Subject to Rule 18f-4 Under the 1940 Act.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Fund (voting together as a separate class) is also required to change a fundamental policy, as defined in the 1940 Act. The Fund’s fundamental investment restrictions prohibit the Fund from: (1) concentrating its investments (i.e., investing more than 25% of the Fund’s total assets) in securities of issuers in any particular industry; (2) purchasing securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company’s securities, provided that this restriction does not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders; (3) purchasing or selling commodities or commodity contracts, except that the Fund may purchase or sell futures contracts and related options thereon if certain conditions are met, and purchasing or selling sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; (4) purchasing any securities on margin or making short sales, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities; (5) making loans of money, except by the purchase of a portion of private or publicly distributed debt

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obligations or the entering into of repurchase agreements, and the Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets; (6) borrowing money, except to the extent permitted by applicable law (i.e., the Fund generally may borrow money in amounts of up to one-third of the Fund’s total assets for any purpose, subject to the requirement that the Fund have asset coverage of at least 300% of the amount of its borrowings at the time the borrowing is incurred, and may borrow up to 5% of the Fund’s total assets for temporary purposes (for up to 60 days) without maintaining such 300% asset coverage); (7) issuing senior securities, except to the extent permitted by applicable law (i.e., the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes), subject to the requirement that the Fund maintain asset coverage as required by the 1940 Act); (8) underwriting securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; and (9) investing more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale. See also “Leverage Risk — Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility.”

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval (including approval by holders the outstanding preferred stock of the Fund (voting together as a separate class)).

Portfolio Turnover. The Fund does not engage in the trading of securities for the purpose of realizing short term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, and such expenses must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for United States federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2023 and 2022 were 9% and 9%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

Principal Risk Factors

Leverage Risk

The Fund currently uses, and intends to continue to use, leverage for investment purposes by issuing preferred stock. “Leverage” for these purposes means the ratio by which the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate involuntary liquidation preference of the Fund’s preferred stock bears to the Fund’s total assets. As of December 31, 2023, the amount of leverage represented

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approximately 22% of the Fund’s net assets. All series of the Fund’s preferred stock have the same seniority with respect to distributions and liquidation preference. Preferred stock has seniority over common stock with respect to distributions and upon liquidation of the Fund.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund’s use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred stock, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund cannot assure you that the issuance of preferred stock will result in a higher yield or return to the holders of shares of common stock. Also, as the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make common stock distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

●	Preferred Stock Risk. The issuance of preferred stock causes the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common stock than if the Fund had not issued preferred stock.

Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common stock. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common stock than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common stock. The Fund might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing its ratings on the preferred stock or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred stock.

In addition, the Fund would pay (and the holders of common stock will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred stock, voting together as a separate class, will have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears will have the right to elect a majority of the Directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

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Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

●	Special Risks to Holders of Fixed Rate Preferred Stock

Market Price Fluctuation. Shares of Fixed Rate Preferred Stock that are listed on a national securities exchange may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Common Stock Repurchases. Repurchases of common stock by the Fund may reduce the net asset coverage of the preferred stock, which could adversely affect their liquidity or market prices, if such preferred shares are listed on a national securities exchange.

Common Stock Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund may return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s preferred stock, which could adversely affect its liquidity or market prices, if such preferred shares are listed on a national securities exchange. See “Risk Factors and Special Considerations —Common Stock Distribution Policy Risk.”

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred stock, if desired; however, it is not required to do so and may issue shares of preferred stock without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such shares. In order to obtain and maintain attractive credit quality ratings for preferred stock or borrowings, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry within the meaning of such rating agencies’ over-collateralization tests. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the preferred stock, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred stock, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our preferred stock, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred stock, we may alter our portfolio or redeem all or a portion of the preferred stock that are then redeemable under certain circumstances.

●	Portfolio Guidelines of Rating Agencies for Preferred Stock and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred stock, if desired, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These tests tend to require over-collateralization and may be more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and

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industry within the meaning of such rating agencies’ collateralization tests. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred stock is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred stock, and the common stock of the Fund will lose the potential benefits associated with a leveraged capital structure.

●	Impact on Common Stock. Assuming that leverage will (1) be equal in amount to approximately 18% of the Fund’s total net assets, and (2) charge interest or involve dividend payments at a projected blended annual average leverage dividend or interest rate of 4.95%, then the annual return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 0.91% of the Fund’s total net assets in order to cover such interest or dividend payments and other expenses specifically related to leverage. These numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 18% of the Fund’s net assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 4.95%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred stock and estimated annual incremental expenses attributable to any outstanding preferred stock of 0.01% of the Fund’s net assets attributable to shares of common stock.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Stock Total Return	(13.57)%	(7.45)%	(1.33)%	4.79%	10.90%

Common stock total return is composed of two elements — the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred stock) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Special Risks for Holders of Subscription Rights

There is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred stock or common stock purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of shares of preferred stock or common

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stock issued may be reduced, and the preferred stock or common stock may trade at less favorable prices than larger offerings for similar securities.

Common Stock Distribution Policy Risk

The Fund has adopted a policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average NAV of the Fund to common stockholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred stock. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2023, the Fund made distributions of $0.60 per share of common stock, of which $0.28 per share was deemed return of capital. The Fund has made quarterly distributions with respect to its common stock since 1987. A portion of the distributions to common stockholders during 25 of the 36 fiscal years that distributions were paid since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Value Investing Risk

The Fund invests in dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Market Value and Net Asset Value

The Fund is a diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from NAV. Listed shares of closed-end investment companies often trade at discounts from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its NAV may decrease. The Fund cannot predict whether its listed stock will trade at, below or above NAV. Since inception, the Fund’s shares of common stock have traded at both premiums to and discounts from NAV. As of December 31, 2023, the market price of the Fund closed at an approximate (2.12)% discount to its NAV. Stockholders desiring liquidity may, subject to applicable securities laws, trade their Fund shares on the New York Stock Exchange (“NYSE”) or other markets on which such shares may trade at the then-current market value, which may differ from the then-current NAV. Stockholders will incur brokerage or other transaction costs to sell stock.

Equity Risk

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Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the stockholder invested in the Fund, even after taking into account any reinvestment of distributions.

Industry Risk

The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the NAV of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Special Risks Related to Fund Investments in Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholder. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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●	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

●	Phantom Income. Some preferred securities are classified as debt for U.S. federal income tax purposes. If a debt instrument is issued with original issue discount, the Fund could recognize taxable income in advance of the receipt of cash on the investment. This “phantom income” may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for treatment as a RIC.

Market Disruption and Geopolitical Risk

The consequences of the conflict between Russia and Ukraine, including international sanctions, further impact on inflation and increased disruption to supply chains may impact our portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and NAV.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the European Union (“EU”) or the Economic and Monetary Union, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in government shutdowns, which could have a material adverse effect on the Fund’s investments and operations. In addition, the Fund’s ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the escalation of the conflict between Russia and Ukraine, including international sanctions, further impact on inflation and increased disruption to supply chains may impact our portfolio companies. Such unfavorable economic conditions also may also be expected to increase our funding costs, limit our access to the capital

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markets or result in a decision by lenders not to extend credit to us. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on our performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on our business, financial condition and results of operations.

On January 31, 2020, the United Kingdom officially left the European Union (“Brexit”), subject to a transitional period that ended December 31, 2020. The United Kingdom and European Union have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the United Kingdom and the European Union in relation to matters not covered by the trade agreement, such as financial services. The Fund faces risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets that the Fund invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the United Kingdom and Europe, but possibly worldwide. The United Kingdom and Europe may be less stable than they have been in recent years, and investments in the United Kingdom and the European Union may be difficult to value or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the United Kingdom continues to negotiate the terms of its future trading relationship with the European Union.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the recent coronavirus (COVID-19) outbreak, generally subsided, uncertainty and periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the work in which the Fund invests.

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The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk

Periods of market volatility may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/ or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Regulation and Government Intervention Risk

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

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The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to the Fund’s common stockholders.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk.

Foreign Securities

The Fund may invest up to 35% of its total assets in securities of foreign issuers, including emerging market issuers, determined at the time of purchase. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Also, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some

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foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers, including emerging market issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute stockholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets

The Fund may invest up to 35% of its total assets in foreign securities, including securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; potential for sanctions; less developed legal systems, and deficiencies in regulatory oversight, market infrastructure, shareholder protections; differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards; and less reliable securities custodial services and settlement practices.

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Smaller Companies

The Fund may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Investment Companies

The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common stock will be subject to duplicative investment expenses.

Fixed Income Securities

Fixed income securities in which the Fund may invest are generally subject to the following risks:

●	Interest Rate Risk. The market value of bonds and other fixed-income or dividend paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve began raising the federal funds rate in March 2022 as part of its efforts to address rising inflation. There is a risk that interest rates will continue to rise, which will likely drive down prices of bonds and other fixed-income securities. The magnitude of these price reductions in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Investment Adviser.

●	Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer, and the value of the assets of the issuer.

●	Credit Risk. Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

●	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to

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reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.

●	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

●	Duration and Maturity Risk. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

●	Liquidity Risk. Certain fixed income securities in which the Fund invests may be or become illiquid.

Reference Rate Replacement Risk

The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured

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Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Non-Investment Grade Securities

The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.” Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, including the following:

●	greater volatility;

●	greater credit risk;

●	potentially greater sensitivity to general economic or industry conditions;

●	potential lack of attractive resale opportunities (illiquidity); and

●	additional expenses to seek recovery from issuers who default.

Fixed income securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date.

The market value of lower rated securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates. Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the

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obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams. See “—Fixed Income Securities—Interest Rate Risk” above.

Ratings are relative and subjective, and are not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

Special Risks of Derivative Transactions

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options, futures or swaps markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency,

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swaps contracts, futures contracts and options on futures contracts, swap contracts, securities indices and foreign currencies include:

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

●	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

●	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so; and

●	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s NAV and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs.

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Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “—Derivatives Transactions Subject to Rule18f-4 Under the 1940 Act” below.

Derivatives Transactions Subject to Rule 18f-4 Under the 1940 Act. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end funds, including the Trust, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness

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(e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Futures Transactions

Futures and options on futures entail certain risks, including but not limited to the following:

●	no assurance that futures contracts or options on futures can be offset at favorable prices;

●	possible reduction of the yield of the Fund due to the use of hedging;

●	possible reduction in value of both the securities hedged and the hedging instrument;

●	possible lack of liquidity due to daily limits or price fluctuations;

●	imperfect correlation between the contracts and the securities being hedged; and

●	losses from investing in futures transactions that are potentially unlimited.

The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

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Dodd-Frank Act Risk

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) (the “Derivatives Title”) imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which are subject to oversight by the CFTC) and security-based swaps (which are subject to oversight by the SEC). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities.

Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). The Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. Covered Swaps generally are required to be executed through a swap execution facility (“SEF”), which can involve additional transaction fees.

Additionally, under the Dodd-Frank Act, with respect to uncleared swaps (both uncleared swaps and uncleared security-based swaps entered into with banks), swap dealers are required to collect from the Fund both initial and variation margin (comprised of specified liquid instruments and subject to a required haircut). Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. As capital and margin requirements for swap dealers and capital and margin requirements for security-based swaps are implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Adviser cannot know how the derivatives market will adjust to such new regulations.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Swap Agreements

The Fund may enter into total rate of return, credit default, interest rate or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

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Forward Currency Exchange Contracts

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term liquid obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements, which means that “cash equivalents” accepted as collateral will be limited to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or irrevocable letters of credit issued by a bank (other than the Fund’s bank lending agent, if any, or a borrower of the Fund’s portfolio securities or any affiliate of such bank or borrower) which qualifies as a custodian bank for an investment company under the 1940 Act.

For a further description of such loans of portfolio securities, see “Investment Objectives and Policies — Certain Investment Practices — Loans of Portfolio Securities.”

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel

Mr. Mario J. Gabelli is a portfolio manager of the Fund. The Investment Adviser is dependent upon the expertise of Mr. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be

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no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Coronavirus (“COVID-19”) and Global Health Event Risk

An outbreak of a highly contagious novel coronavirus known as “COVID 19” that was first declared in December 2019 developed into a global pandemic that had a devastating impact on the global economy, including the U.S. economy, and resulted in a global economic recession. Many states issued orders requiring the closure of non-essential businesses and/or requiring residents to stay at home. The COVID 19 pandemic and preventative measures taken to contain or mitigate its spread caused business shutdowns, cancellations of events and travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. The U.S. economy and most other major global economies may continue to experience a substantial economic downturn or recession, and our business and operations, as well as the business and operations of our portfolio companies, could be materially adversely affected by a prolonged economic downturn or recession in the United States and other major markets.

The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time. These events could have a significant impact on the Fund’s performance, NAV, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests.

Legislation Risk

At any time after the date of this report, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Reliance on Service Providers Risk

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly

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restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Misconduct of Employees and of Service Providers Risk

Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

Anti-Takeover Provisions of the Fund’s Charter and Bylaws

The Fund’s Charter and bylaws, as amended from time to time, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements.

Temporary Investments

During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities, including U.S. Treasury securities, and in money market mutual funds that invest

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in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Senior Securities / leverage

As of December 31, 2023, the Fund uses leverage through the issuance of preferred shares.

Effects of Leverage

The following information is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of preferred shares, as of December 31, 2023 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective preferred shares dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of December 31, 2023), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Preferred Shares as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares)	21.19%
Estimated Annual Effective Preferred Share Dividend Rate	4.95%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate	0.91%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(13.57)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(7.45)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	(1.33)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.79%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	10.90%

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Common shares total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Fund’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, which are borne directly or indirectly by holders of the Fund’s common shares, including preferred shares offering expenses, as a percentage of net assets attributable to common shares. All expenses of the Fund will be borne, directly or indirectly, by the common shareholders. Amounts are for the current fiscal year.

Annual Expenses	Percentages of Net Assets Attributable to Common Shares
Management Fees	1.22	% (a)
Interest Expense	0.24	% (b)
Other Expenses	0.15	% (c)
Total Annual Expenses	1.61%
Dividends on Preferred Shares	0.87	% (d)
Total Annual Expenses and Dividends on Preferred	2.48%

(a)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding shares of preferred stock and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed). Consequently, because the Fund has preferred stock outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common stock will be higher than if the Fund did not utilize a leveraged capital structure.
(b)	The Series M Preferred Shares have a mandatory redemption date of March 26, 2032 and the Series N Preferred Shares have a mandatory redemption date of December 26, 2025. Therefore, for financial reporting purposes only, the dividends paid on the Series M Preferred Shares and Series N Preferred Shares are included as a component of “Interest Expense,” which has been restated to reflect current fees.
(c)	“Other Expenses” are based on the amounts for the year ended December 31, 2023.

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(d)	Dividends on Preferred Stock represent the estimated annual distributions on the existing preferred stock outstanding. The following example illustrates the expenses you would pay on a $1,000 investment in common stock, assuming a 5% annual portfolio total return.*

	1 Year	3 Year	5 Year	10 Year
Total Expenses Incurred	$25	$77	$132	$282

*	The example should not be considered a representation of future expenses. The example is based on Total Annual Expenses and Dividends on Preferred Stock shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The above example includes Dividends on Preferred Stock. If Dividends on Preferred Stock were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Year	5 Year	10 Year
Total Expenses Incurred	$14	$43	$75	$165

Share Price Data

The following table sets forth for the quarters indicated, the high and low closing prices on the NYSE per share of the Fund’s common shares and the NAV and the premium or discount from NAV at which the common shares was trading, expressed as a percentage of NAV, at each of the high and low NYSE closing prices provided.

	Common Share Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV (a)
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2022	$7.24	$6.76	$6.45	$5.79	12.25%	16.75%
June 30, 2022	$7.05	$5.54	$5.95	$4.73	18.49%	17.12%
September 30, 2022	$6.53	$5.55	$5.37	$4.51	21.60%	23.06%
December 31, 2022	$6.16	$4.97	$5.53	$4.54	11.39%	9.47%
March 31, 2023	$5.99	$5.41	$5.53	$4.54	11.39%	9.47%
June 30, 2023	$5.80	$5.33	$5.30	$5.02	9.43%	6.18%
September 30, 2023	$5.87	$5.13	$5.30	$4.79	10.75%	7.10%
December 31, 2023	$5.33	$4.59	$5.18	$4.46	2.90%	2.91%

(a)	Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

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Portfolio Managers

Except as noted below, during the year ended December 31, 2023, there were no changes to the management team of the Fund.

Effective August 4, 2023, Jennie Tsai was no longer a portfolio manager of the Fund.

Unresolved SEC Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before December 31, 2023 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

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Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2018		2017		2016		2015		2014
Operating Performance:
Net asset value, beginning of year	$6.47		$5.84		$5.70		$6.78		$7.23
Net investment income	0.07		0.04		0.07		0.06		0.07
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	(0.57)		1.42		0.75		(0.44)		0.30
Total from investment operations	(0.50)		1.46		0.82		(0.38)		0.37

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01)		(0.00	)(b)	(0.01)		(0.01)		(0.01)
Net realized gain	(0.07)		(0.08)		(0.06)		(0.05)		(0.05)
Total distributions to preferred shareholders	(0.08)		(0.08)		(0.07)		(0.06)		(0.06)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.58)		1.38		0.75		(0.44)		0.31

Distributions to Common Shareholders:
Net investment income	(0.06)		(0.04)		(0.08)		(0.05)		(0.05)
Net realized gain	(0.54)		(0.57)		(0.52)		(0.44)		(0.49)
Return of capital	(0.04)		(0.00	)(b)	(0.00	)(b)	(0.15)		(0.10)
Total distributions to common shareholders	(0.64)		(0.61)		(0.60)		(0.64)		(0.64)

Fund Share Transactions:
Increase/decrease in net asset value from common share transactions	—		(0.14)		—		—		(0.12)
Increase in net asset value from repurchase of preferred shares	—		0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—		(0.01)		—		—
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	(0.00	)(b)	(0.00	)(b)	—		—		—
Total Fund share transactions	(0.00	)(b)	(0.14)		(0.01)		0.00	(b)	(0.12)

Net Asset Value Attributable to Common Shareholders, End of Year	$5.25		$6.47		$5.84		$5.70		$6.78
NAV total return †	(10.17)%		24.64%		13.66%		(6.85)%		4.68%
Market value, end of year	$5.10		$6.19		$5.52		$5.31		$6.47
Investment total return ††	(8.43)%		24.65%		15.71%		(8.54)%		(6.08)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,743,519		$2,045,240		$1,693,448		$1,582,823		$1,820,361
Net assets attributable to common shares, end of year (in 000’s)	$1,330,606		$1,632,327		$1,280,115		$1,249,157		$1,486,491
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.07%		0.64%		1.23%		0.91%		0.82%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reductions(c)	1.37	%(d)	1.42	%(d)	1.44	%(d)	1.36	%(d)	1.37%
net of fee reductions, if any(e)	1.27	%(d)	1.42	%(d)	1.44	%(d)	1.25	%(d)	1.33%
Portfolio turnover rate	17.1%		11.4%		12.7%		8.9%		10.9%

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	Year Ended December 31,
	2018	2017	2016	2015	2014
Cumulative Preferred Stock:
Auction Rate Series C Preferred
Liquidation value, end of year (in 000’s)	$72,000	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3	3	3	3	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(g)	$105,562	$123,830	$102,426	$118,593	$136,308

5.875% Series D Preferred
Liquidation value, end of year (in 000’s)	$59,097	$59,097	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,364
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(h)	$25.62	$26.16	$26.22	$25.69	$25.21
Asset coverage per share(g)	$105.56	$123.83	$102.43	$118.59	$136.31

Auction Rate Series E Preferred
Liquidation value, end of year (in 000’s)	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(g)	$105,562	$123,830	$102,426	$118,593	$136,308

Series G Preferred
Liquidation value, end of year (in 000’s)	$69,495	$69,495	$69,743	$69,925	$70,099
Total shares outstanding (in 000’s)	2,780	2,780	2,791	2,797	2,804
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(h)	$23.92	$24.50	$24.67	$23.78	$23.32
Asset coverage per share(g)	$105.56	$123.83	$102.43	$118.59	$136.31

5.000% Series H Preferred
Liquidation value, end of year (in 000’s)	$104,322	$104,322	$104,494	$104,644	$104,674
Total shares outstanding (in 000’s)	4,173	4,173	4,180	4,186	4,187
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(h)	$24.18	$24.64	$25.00	$24.33	$22.82
Asset coverage per share(g)	$105.56	$123.83	$102.43	$118.59	$136.31

5.450% Series J Preferred
Liquidation value, end of period (in 000’s)	$80,000	$80,000	$80,000	—	—
Total shares outstanding (in 000’s)	3,200	3,200	3,200	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—
Average market value(h)	$25.14	$25.36	$25.43	—	—
Asset coverage per share(g)	$105.56	$123.83	$102.43	—	—
Asset Coverage(i)	422%	495%	410%	474%	545%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reductions for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 1.09%, 1.10%, 1.10%, 1.10%, and 1.10%, respectively.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.
(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reductions for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 1.01%, 1.10%, 1.10%, 1.01%, and 1.07%, respectively.
(f)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage per share is calculated by combining all series of preferred stock.
(h)	Based on weekly prices.
(i)	Asset coverage is calculated by combining all series of preferred stock.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a stockholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” stockholder, you automatically become a participant in the Fund’s Plan. The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to stockholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare to be held in their dividend reinvestment account. Registered stockholders wishing to receive their distribution in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 43006

Providence, RI 02940-3006

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Stockholders requesting this cash election must include the stockholder’s name and address as they appear on the share certificate. Stockholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at the website or telephone number above. If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Stockholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Stockholders wishing a cash dividend at such institution must contact their broker to make this change. The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value. The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for U.S. federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our stockholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, stockholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Stockholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each stockholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately three business days before the 1st and 15th of the month. Funds not received at least three business days before the investment date shall be held for investment until the next purchase date. Computershare will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for voluntary cash payments on the voluntary cash payment date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Stockholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited) (Continued)

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Chairman and Chief Investment Officer 1942	Since 1986**	31	Chairman, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

Laura Linehan Director 1968	Since 2022***	1	Former Portfolio Manager, Gabelli Funds, LLC	—

Agnes Mullady Director 1958	Since 2021*	14

Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/Teton Funds (2006 - 2019)

				GAMCO Investors, Inc.

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director 1944	Since 2021*	12	Former Senior Lecturer in Economics, Princeton University	—

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

James P. Conn[6] Director 1938	Since 1989*	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Director 1939	Since 1998***	11

Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)

				Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Ferrantino[7] Director 1971	Since 2017*	7	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

Leslie F. Foley Director 1968	Since 2017**	16	Attorney; Serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

William F. Heitmann Director 1949	Since 2012**	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Committee Chairman of Syncreon (contract logistics provider) (2011-2019)

Salvatore J. Zizza[8] Director 1945	Since 1986***	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

Molly A. F. Marion Vice President and Ombudsman 1954	Since 2009	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Vice President of GAMCO Investors, Inc. since 2012; Senior Vice President, GAMCO Investors, Inc. since 2020

Carter W. Austin Vice President 1966	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of Gabelli Funds, LLC

David I. Schachter Vice President 1953	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	Term expires at the Fund’s 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli, Ms. Linehan, and Ms. Mullady are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s Investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	This Director is elected solely by and represents the stockholders of the preferred stock issued by the Fund.
[7]	Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited) (Continued)

Fund’s Adviser.
[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2023

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income (a)	Long Term Capital Gains	Return of Capital (b)	Total Amount Paid Per Share (c)	Dividend Reinvestment Price
Common Stock
03/24/23	03/17/23	$0.00990	$0.07050	$0.06960	$0.15000	$5.33900
06/23/22	06/15/23	0.00990	0.07050	0.06960	0.15000	5.41500
09/22/23	09/15/23	0.00990	0.07050	0.06960	0.15000	5.02550
12/22/23	12/15/23	0.00990	0.07050	0.06960	0.15000	5.19000
		$0.03960	$0.28200	$0.27840	$0.60000
Series G Cumulative Preferred Stock
03/27/23	03/20/23	$0.0385000	$0.2740000	—	$0.3125000
06/26/23	06/16/23	0.0385000	0.2740000	—	0.3125000
09/26/23	09/19/23	0.0385000	0.2740000	—	0.3125000
12/26/23	12/18/23	0.0385000	0.2740000	—	0.3125000
		$0.1540000	$1.0960000	—	$1.2500000
5.000% Series H Cumulative Preferred Stock
03/27/23	03/20/23	$0.0385000	$0.2740000	—	$0.3125000
06/26/23	06/16/23	0.0385000	0.2740000	—	0.3125000
09/26/23	09/19/23	0.0385000	0.2740000	—	0.3125000
12/26/23	12/18/23	0.0385000	0.2740000	—	0.3125000
		$0.1540000	$1.0960000	—	$1.2500000
5.00% Series K Cumulative Preferred Stock
03/27/23	03/20/23	$0.0385000	$0.2740000	—	$0.3125000
06/26/23	06/16/23	0.0385000	0.2740000	—	0.3125000
09/26/23	09/19/23	0.0385000	0.2740000	—	0.3125000
12/26/23	12/18/23	0.0385000	0.2740000	—	0.3125000
		$0.1540000	$1.0960000	—	$1.2500000
4.25% Series M Cumulative Preferred Stock
03/27/23	03/20/23	$0.0909700	$1.0777800	—	$1.1687500
06/26/23	06/16/23	0.0827000	0.9798000	—	1.0625000
09/26/23	09/19/23	0.0827000	0.9798000	—	1.0625000
12/26/23	12/18/23	0.0827000	0.9798000	—	1.0625000
		$0.3390700	$4.0171800	—	$4.3562500

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2023 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term capital gain distributions to common shareholders during the year ended December 31, 2023 were $86,224,322.

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock were $19,085,197, respectively.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2023

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2023, the Fund paid to common, Series G Cumulative Preferred, 5.000% Series H Cumulative Preferred, 5.450% Series J Cumulative Preferred, 5.000% Series K Cumulative Preferred, and 4.250% Series M Cumulative Preferred, shareholders ordinary income dividends totaling $0.03960, $0.15400, $0.15400, $0.15400, and $0.33907 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $272.90823 and $274.08251 per share, respectively, in 2023. For the year ended December 31, 2023, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and is reported in box 1b on Form 1099-DIV, 6.55% the ordinary income distribution was qualified interest income. The percentage of the ordinary income dividends paid by the Fund during 2023 derived from U.S. Government securities was 5.68%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of December 31, 2023 was 3.4% total investments.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2023

Historical Distribution Summary

	Investment Income (a)	Short Term Capital Gains (a)	Long Term Capital Gains	Return of Capital (b)	Total Distributions (c)	Adjustment to Cost Basis (d)
Common Shares
2023	$0.03960	–	$0.28200	$0.27840	$0.60000	$0.27840
2022	0.02240	–	0.26720	0.31040	0.60000	0.31040
2021(e)	0.03440	$0.02190	0.39860	0.17510	0.63000	0.17390
2020	0.03600	–	0.29400	0.27000	0.60000	0.27000
2019	0.05160	0.00320	0.49200	0.05320	0.60000	0.05320
2018	0.05980	0.00250	0.54180	0.03590	0.64000	0.03590
2017(f)	0.03700	–	0.56850	0.00450	0.61000	0.00450
2016	0.06280	0.00960	0.52320	0.00440	0.60000	0.00440
2015	0.05210	0.01020	0.43270	0.14500	0.64000	0.14500
2014(g)	0.04848	0.01772	0.47238	0.10143	0.64000	0.10143
5.875% Series D Cumulative Preferred Stock
2019	$0.13894	$0.00836	$1.32145	–	$1.46875	–
2018	0.14561	0.00583	1.31731	–	1.46875	–
2017	0.09005	–	1.37870	–	1.46875	–
2016	0.15523	0.02360	1.28992	–	1.46875	–
2015	0.15444	0.03023	1.28409	–	1.46876	–
2014	0.13222	0.04831	1.28822	–	1.46875	–
Series G Cumulative Preferred Stock
2023	$0.15400	–	$1.09600	–	$1.25000	–
2022	0.09720	–	1.15280	–	1.25000	–
2021	0.09440	$0.06040	1.09520	–	1.25000	–
2020	0.13560	–	1.11440	–	1.25000	–
2019	0.11840	0.00720	1.12440	–	1.25000	–
2018	0.12400	0.00480	1.12120	–	1.25000	–
2017	0.07680	–	1.17320	–	1.25000	–
2016	0.13200	0.02000	1.09800	–	1.25000	–
2015	0.13160	0.25600	1.09280	–	1.25000	–
2014	0.11240	0.04120	1.09640	–	1.25000	–
5.000% Series H Cumulative Preferred Stock
2023	$0.15400	–	$1.09600	–	$1.25000	–
2022	0.09720	–	1.15280	–	1.25000	–
2021	0.09440	$0.06040	1.09520	–	1.25000	–
2020	0.13560	–	1.11440	–	1.25000	–
2019	0.11840	0.00720	1.12440	–	1.25000	–
2018	0.12400	0.00480	1.12120	–	1.25000	–
2017	0.07680	–	1.17320	–	1.25000	–
2016	0.13200	0.02000	1.09800	–	1.25000	–
2015	0.13160	0.02560	1.09280	–	1.25000	–
2014	0.11240	0.04120	1.09640	–	1.25000	–

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2023

Historical Distribution Summary

	Investment Income (a)	Short Term Capital Gains (a)	Long Term Capital Gains	Return of Capital (b)	Total Distributions (c)	Adjustment to Cost Basis (d)
5.450% Series J Cumulative Preferred Stock
2022	$0.01031	–	$0.12215	–	$0.13247	–
2021	0.10301	$0.06593	1.19356	–	1.36250	–
2020	0.14800	–	1.21450	–	1.36250	–
2019	0.12889	0.00776	1.22585	–	1.36250	–
2018	0.13507	0.00541	1.22202	–	1.36250	–
2017	0.08353	–	1.27897	–	1.36250	–
2016	0.10640	0.01618	0.88416	–	1.00674	–
5.000% Series K Cumulative Preferred Stock
2023	$0.15400	–	$1.09600	–	$1.25000	–
2022	0.09720	–	1.15280	–	1.25000	–
2021	0.09440	$0.06040	1.09520	–	1.25000	–
2020	0.13955	–	1.14517	–	1.28472	–
2019(h)	–	–	–	–	–	–
4.250% Series M Cumulative Preferred
2023	$0.33907	–	$4.01718	–	$4.35625	–
Auction Rate Series C Cumulative Preferred Stock
2023	$272.90823	–	$1,941.91177	–	$2,214.82000	–
2022	57.43345	$680.44655	–	–	737.88000	–
2021	2.24552	1.43713	26.01735	–	29.70000	–
2020	19.12291	–	156.92709	–	176.05000	–
2019	89.98036	5.41380	855.76584	–	951.16000	–
2018	81.98543	3.28450	741.73007	–	827.00000	–
2017	27.23682	–	417.02318	–	444.26000	–
2016	18.45541	2.80628	153.35831	–	174.62000	–
2015	4.58660	0.89764	38.13575	–	43.61999	–
2014	2.81131	1.02727	27.39142	–	31.23000	–
Auction Rate Series E Cumulative Preferred Stock
2023	$274.08251	–	$1,950.26749	–	$2,224.35000	–
2022	58.93256	–	698.20744	–	757.14000	–
2021	2.31357	$1.48068	26.80575	–	30.60000	–
2020	18.63302	–	152.90698	–	171.54000	–
2019	89.89238	5.40851	854.92911	–	950.23000	–
2018	80.13754	3.21047	725.01199	–	808.36000	–
2017	27.45447	–	420.35553	–	447.81000	–
2016	18.51566	2.81544	153.85890	–	175.19000	–
2015	4.84737	0.94868	40.30395	–	46.10000	–
2014	2.68709	0.98187	26.18104	–	29.85000	–

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2023

(a)	Taxable as ordinary income for Federal tax purposes.
(b)	Non-taxable.
(c)	Total amounts may differ due to rounding.
(d)	Decrease in cost basis.
(e)	On July 21, 2021, the Fund also distributed Rights equivalent to $0.16 per common share based upon full subscription of all issued shares.
(f)	On November 6, 2017, the Fund also distributed Rights equivalent to $0.14 per common share based upon full subscription of all issued shares.
(g)	On September 19, 2014, the Fund also distributed Rights equivalent to $0.12 per common share based upon full subscription of all issued shares.
(h)	Series K did not make a distribution in 2019.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in Finance from the University of Miami in Coral Gables, Florida.

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA degree in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps, and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Gustavo Pifano joined the Firm in 2008 and is based in London. He serves as an assistant vice president of research and covers the industrial and consumer sectors with a focus on small-cap stocks. Gustavo is a member of the risk management group and responsible for the Firm’s UK compliance oversight and AML reporting functions. Gustavo holds a BBA in Finance from University of Miami and an MBA degree from University of Oxford Said Business School.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from Massachusetts Institute of Technology, and an MBA degree from the Wharton School of Business.

Sara E. Wojda joined the Firm in 2014 as a research analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the Firm’s global healthcare coverage and assisted with Gabelli’s UK based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

Joseph Gabelli rejoined GAMCO Investors, Inc. in 2018 after serving as a data strategy consultant for Alt/S, an early stage Boston based healthcare, media, and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, he served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group. He began his investment career at Integrity Capital Management, a Boston based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare, and consumer discretionary sectors. Mr. Gabelli holds a BA from Boston College and an MBA degree from Columbia Business School, where he graduated with Dean’s Honors and Distinction.

Macrae (Mac) Sykes joined the Firm in 2008 as an analyst focused on financial services. He was ranked #1 investment services analyst by the Wall Street Journal in 2010, was a runner-up in the annual StarMine analyst awards for stock picking in 2014 and 2018, and received several honorable mentions for coverage of brokers and asset managers from Institutional Investor. In 2018, Mac was a contributing author to The Warren Buffet Shareholder: Stories from inside the Berkshire Hathaway Annual Meeting edited by Lawrence Cunningham and Stephen Cuba. Mac holds a BA in Economics from Hamilton College and an MBA degree in Finance from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Former Senior Lecturer
in Economics,
Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Michael J. Ferrantino
Chief Executive Officer,
InterEx, Inc.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

William F. Heitmann
Former Senior Vice President
of Finance,
Verizon Communications, Inc.

Laura Linehan
Former Portfolio Manager,
Gabelli Funds, LLC

Agnes Mullady
Former Senior Vice President,
GAMCO Investors Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Molly A.F. Marion
Vice President & Ombudsman

Carter W. Austin
Vice President

David I. Schachter
Vice President

INVESTMENT ADVISER

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GAB Q4/2023

GABELLI
FUNDS

THE GABELLI EQUITY TRUST INC.

GAB

Annual Report
December 31, 2023

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that William F. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,286 for 2022 and $56,391 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,270 for 2022 and $5,375 for 2023. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: James P. Conn, William F. Heitmann, and Salvatore J. Zizza.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised: August 16, 2023	HH-1	INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

Revised: August 16, 2023	HH-2	INTERNAL USE ONLY

opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF to provide voting recommendations on the securities held in the portfolios.

Revised: August 16, 2023	HH-3	INTERNAL USE ONLY

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

Revised: August 16, 2023	HH-4	INTERNAL USE ONLY

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

Revised: August 16, 2023	HH-5	INTERNAL USE ONLY

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

- Paying greenmail

- Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications

●	Nominating committee in place

●	Number of outside directors on the board

●	Attendance at meetings

●	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

- Stock split

- Stock option or other executive compensation plan

- Finance growth of company/strengthen balance sheet

- Aid in restructuring

- Improve credit rating

- Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

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●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

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In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation

●	Management history of responsiveness to shareholders

●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.

●	Kind of stock to be awarded, to whom, when and how much.

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●	Method of payment.

●	Amount of stock already authorized but not yet issued under existing stock plans.

●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Gustavo Pifano joined the firm in 2008 and is based in London. He serves as an assistant vice president of research and covers the industrial and consumer sectors with a focus on small-cap stocks. Gustavo is a member of the risk management group and responsible for the firm’s UK compliance oversight and AML reporting functions. Gustavo holds a BBA in finance from University of Miami and an MBA from University of Oxford Said Business School.

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Sara E. Wojda joined the firm in 2014 as a Research Analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the firm’s global healthcare coverage and assisted with Gabelli’s UK-based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from M.I.T., and an MBA from the Wharton School of Business.

Joseph Gabelli rejoined GAMCO Investors, Inc. on May 1, 2018, after serving as a data strategy consultant for Alt/S, an early-stage media and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, Mr. Joseph Gabelli served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group, Inc. He began his investment career at Integrity Capital Management, a Boston-based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare and consumer discretionary sectors. Mr. Gabelli holds a B.A. from Boston College, and an M.B.A. from Columbia Business School, where he graduated with Dean’s Honors and Distinction.

Macrae (Mac) Sykes covers the global financial services sector and joined the firm as an analyst in 2008. He has nearly 25 years of industry experience and began his career at Donaldson, Lufkin & Jenrette. Mac was ranked #1 investment services analyst by the Wall Street Journal in 2010, was a runner-up in the annual StarMine analyst awards for stock picking in 2014 and2018, received several honorable mentions for brokers and asset managers from Institutional Investor and was a contributing author to The Warren Buffett Shareholder: Stories from inside the Berkshire Hathaway Annual Meeting by Lawrence Cunningham and Stephanie Cuba. Mac holds a BA in economics from Hamilton College and an MBA in finance from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

Information provided as of December 31, 2023

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	22	$14.4 billion	4	$3.3 billion
	Other Pooled Investment Vehicles:	7	$895.8 million	7	$879 million
	Other Accounts:	834	$6.5 billion	0	$0
Christopher J. Marangi	Registered Investment Companies:	8	$4.9 billion	2	$2.8 billion
	Other Pooled Investment Vehicles:	1	$4.4 million	0	$0
	Other Accounts:	259	$701.2 million	0	$0
Kevin V. Dreyer	Registered Investment Companies:	5	$4.7 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	1	$4.4 million	0	$0
	Other Accounts:	253	$692.8 million	0	$0
Robert D. Leininger	Registered Investment Companies:	2	$4.2 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	138	$151.9 million	0	$0
Daniel M. Miller	Registered Investment Companies:	2	$46.7 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	8	$15.7 million	0	$0
Ashish Sinha	Registered Investment Companies:	5	$5.9 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$0.5 million	0	$0

Hendi Susanto	Registered Investment Companies:	5	$5.1 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	24	$10.3 million	0	$0
Ian Lapey	Registered Investment Companies:	2	$56.5 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	14	$29.5 million	0	$0
Sara Wojda	Registered Investment Companies:	1	$238.3 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$0.2 million	0	$0
Gustavo Pifano	Registered Investment Companies:	2	$265.4 million	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	Less than $100k	0	$0
Howard F. Ward	Registered Investment Companies:	3	$1.7 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	69	$358.9 million	0	$0
Joseph Gabelli	Registered Investment Companies:	1	$350.1 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$0.5 million	0	$0
Macrae Sykes	Registered Investment Companies:	2	$359.2 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	22	$19.5 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Four closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may also enter into and has entered into agreements to defer or waive his compensation.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Christopher J. Marangi, Daniel M. Miller, Robert D. Leininger, Ashish Sinha, Hendi Susanto, Ian Lapey, Sara Wojda, Gustavo Pifano, Howard F. Ward, Joseph Gabelli, and Macrae Sykes each owned over $1 million, $10,001-$50,000, $10,001-$50,000, $0, $0, $0, $0, $0, $0, $0, $0, $0, and $0, respectively, of shares of the Fund as of December 31, 2023.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 07/01/2023 through 07/31/2023	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – 1,500 Preferred Series M - N/A	Common – N/A Preferred Series K –N/A Preferred Series G – $24.70 Preferred Series H – $23.88 Preferred Series M - N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – 1,500 Preferred Series M - N/A	Common – 299,215,307 Preferred Series K – 3,929,711 Preferred Series G – 2,585,862 Preferred Series H – 4,116,414 Preferred Series M – 685,500
Month #2 08/01/2023 through 08/31/2023	Common – N/A Preferred Series K – 11,550 Preferred Series G – 3,500 Preferred Series H – 1,349 Preferred Series M - N/A	Common – N/A Preferred Series K – $22.02 Preferred Series G – $22.15 Preferred Series H – $23.81 Preferred Series M - N/A	Common – N/A Preferred Series K –11,550 Preferred Series G – 3,500 Preferred Series H – 1,349 Preferred Series M - N/A	Common – 299,215,307 Preferred Series K – 3,929,711 - 11,550 = 3,918,161 Preferred Series G – 2,585,862 - 5,300 = 2,580,562 Preferred Series H – 4,116,414 Preferred Series M – 685,500
Month #3 09/01/2023 through 09/30/2023	Common – N/A Preferred Series K - 30,511 Preferred Series G – 7,657 Preferred Series H – 12,754 Preferred Series M - N/A	Common – N/A Preferred Series K – $21.80 Preferred Series G – $21.50 Preferred Series H – $22.24 Preferred Series M - N/A	Common – N/A Preferred Series K - 30,511 Preferred Series G – 7,657 Preferred Series H – 12,754 Preferred Series M - N/A	Common – 300,659,233 Preferred Series K – 3,918,161 - 30,511 = 3,887,650 Preferred Series G – 2,580,562 - 7,657 = 2,572,905 Preferred Series H – 4,116,414 Preferred Series M – 685,500
Month #4 10/01/2023 through 10/31/2023	Common – N/A Preferred Series K – 50,447 Preferred Series G –25,022 Preferred Series H – 3,228 Preferred Series M - N/A	Common – N/A Preferred Series K – $21.30 Preferred Series G – $21.06 Preferred Series H – $21.72 Preferred Series M - N/A	Common – N/A Preferred Series K – 50,447 Preferred Series G – 25,022 Preferred Series H – 29,878 Preferred Series M - N/A	Common – 300,659,233

Preferred Series K – 3,887,650 - 50,447 = 3,837,203

Preferred Series G – 2,572,905 - 25,022 = 2,547,883

Preferred Series H – 4,116,414 - 29,878 = 4,086,536

Preferred Series M – 685,500
Month #5 11/01/2023 through 11/30/2023	Common – N/A Preferred Series K – 4,197 Preferred Series G – 5,432 Preferred Series H – 1,228 Preferred Series M - N/A	Common – N/A Preferred Series K – $20.94 Preferred Series G – $20.95 Preferred Series H – $21.05 Preferred Series M - N/A	Common – N/A Preferred Series K – 4,197 Preferred Series G – 5,432 Preferred Series H – 1,228 Preferred Series M - N/A	Common – 300,659,233

Preferred Series K – 3,837,203 - 4,197 = 3,833,006

Preferred Series G – 2,547,883 -19,354 = 2,528,529

Preferred Series H – 4,086,536 - 1,228 = 4,085,308

Preferred Series M – 685,500

Month #6 12/01/2023 through 12/31/2023	Common – N/A Preferred Series K – 22,085 Preferred Series G – 19,354 Preferred Series H – 2,148 Preferred Series M - N/A	Common – N/A Preferred Series K – $21.42 Preferred Series G – $22.06 Preferred Series H – $21.02 Preferred Series M - N/A	Common – N/A Preferred Series K – 22,085 Preferred Series G – 19,354 Preferred Series H – 2,148 Preferred Series M - N/A	Common –302,053,894

Preferred Series K – 3,833,006 - 22,085 = 3,810,921

Preferred Series G – 2,528,529 - 7,902 = 2,520,627

Preferred Series H – 4,085,308 -2,148 = 4,083,160

Preferred Series M - 685,500
Total	Common – N/A Preferred Series K – 118,790 Preferred Series G – 65,235 Preferred Series H – 33,254 Preferred Series M - N/A	Common – N/A Preferred Series K – $21.58 Preferred Series G – $21.29 Preferred Series H – $21.15 Preferred Series M - N/A	Common – N/A Preferred Series K – 118,790 Preferred Series G – 65,235 Preferred Series H – 33,254 Preferred Series M - N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to their respective liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2024

*	Print the name and title of each signing officer under his or her signature.